                                                             INCOME-
                                                              GROWTH
                                                               TRUST




        [Assorted black and white photos of people working and playing.]


         From Our Family to Yours: The Intelligent Creation of Wealth.




                                   Prospectus

                         begins on the following page.

                                     [LOGO]


                       Prospectus Dated February 1, 1997

                    HERITAGE INCOME-GROWTH TRUST(TM) LOGO

    Heritage Income-Growth Trust (the "Trust") is a mutual fund with the investment objective of long-term total return by seeking, with approximately equal emphasis, current income and capital appreciation. The Trust invests primarily in income-producing securities that the Trust's investment subadviser believes are consistent with its investment objective. The Trust offers two classes of shares, Class A shares (sold subject to a front-end sales load) and Class C shares (sold subject to a contingent deferred sales load).

    This Prospectus contains information that should be read before investing in the Trust and should be kept for future reference. A Statement of Additional Information dated February 1, 1997 relating to the Trust has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A copy of the Statement of Additional Information is available free of charge and shareholder inquiries can be made by writing to Heritage Asset Management, Inc. or by calling (800) 421-4184.

TRUST SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                             A CRIMINAL OFFENSE.

                     HERITAGE ASSET MANAGEMENT, INC. LOGO
                       Registered Investment Advisor--SEC

                              880 Carillon Parkway
                         St. Petersburg, Florida 33716
                                 (800) 421-4184

                       Prospectus Dated February 1, 1997

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL INFORMATION.........................................    1
  About the Trust...........................................    1
  Total Trust Expenses......................................    1
  Financial Highlights......................................    3
  Investment Objective, Policies and Risk Factors...........    4
  Net Asset Value...........................................    7
  Performance Information...................................    8

INVESTING IN THE TRUST......................................    9
  Purchase Procedures.......................................    9
  Minimum Investment Required/Accounts With Low Balances....   10
  Systematic Investment Programs............................   10
  Retirement Plans..........................................   10
  Choosing a Class of Shares................................   11
  What Class A Shares Will Cost.............................   12
  What Class C Shares Will Cost.............................   13
  How to Redeem Shares......................................   14
  Receiving Payment.........................................   15
  Exchange Privilege........................................   16

MANAGEMENT OF THE TRUST.....................................   17

SHAREHOLDER AND ACCOUNT POLICIES............................   18
  Dividends and Other Distributions.........................   18
  Distribution Plans........................................   19
  Taxes.....................................................   20
  Shareholder Information...................................   20

                                   Prospectus

                                        GENERAL INFORMATION

                    ABOUT THE TRUST
                    ------------------------------------------------------------
                    ------------------------------------------------------------

                         Heritage Income-Growth Trust (the "Trust") was
                    established as a Massachusetts business trust under a Declaration of Trust dated July 25, 1986. The Trust is an open-end diversified management investment company designed for individuals, institutions and fiduciaries whose investment objective is long-term total return by seeking, with approximately equal emphasis, current income and capital appreciation. The Trust offers two classes of shares, Class A shares ("A shares") and Class C shares ("C shares"). The Trust requires a minimum initial investment of $1,000, except for certain investment plans for which lower limits may apply. See "Investing in the Trust."

                    TOTAL TRUST EXPENSES
                    ------------------------------------------------------------
                    ------------------------------------------------------------

                         Shown below are Class A and Class C expenses incurred
                    by the Trust during its 1996 fiscal year.

                                                                 CLASS A    CLASS C
                                                                 -------    -------
                          SHAREHOLDER TRANSACTION EXPENSES
                          Maximum sales load imposed on
                            purchases (as a percentage of
                            offering price)....................   4.75%      None
                          Maximum contingent deferred sales
                            load (as a percentage of original
                            purchase price or redemption                                (declining to 0% at
                            proceeds, as applicable)...........   None       1.00%        the first year)
                          Wire redemption fee (per
                            transaction).......................   $5.00      $5.00
                          ANNUAL TRUST OPERATING EXPENSES
                          Management fee.......................   0.75%      0.75%
                          12b-1 distribution fee...............   0.25%      1.00%
                          Other expenses.......................   0.51%      0.38%
                                                                  ----       ----
                          Total Trust operating expenses.......   1.51%      2.13%
                                                                  ====       ====

                         Effective February 3, 1997, the Trust's manager,
                    Heritage Asset Management, Inc. (the "Manager"), voluntarily will waive its fees and, if necessary, reimburse the Trust to the extent that Class A annual operating expenses exceed 1.50% and to the extent that Class C annual operating expenses exceed 2.25% of the average daily net assets attributable to that class for the fiscal year ending September 30, 1997. To the extent that the Manager waives or reimburses its fees with respect to one class, it will do so with respect to the other class on a proportionate basis. Due to the imposition of Rule 12b-1 distribution fees, it is possible that long-term shareholders of the Trust may pay more in total sales charges than the economic equivalent of the maximum front-end sales load permitted by the rules of the National Association of Securities Dealers, Inc.

                         The impact of Trust operating expenses on earnings is
                    illustrated in the example below assuming a hypothetical $1,000 investment, a 5% annual rate of return, and a redemption at the end of each period shown.

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                               ------    -------    -------    --------
                          Total Operating Expenses -- A
                            shares...........................   $62        $93       $126        $219
                          Total Operating Expenses -- C
                            shares...........................   $32        $67       $116        $253

                                  Prospectus 1

                         The impact of Trust operating expenses on earnings is
                    illustrated in the example below assuming a hypothetical $1,000 investment, a 5% annual rate of return, and no redemption at the end of each period shown.

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                               ------    -------    -------    --------
                          Total Operating Expenses -- A
                            shares...........................   $62        $93       $126        $219
                          Total Operating Expenses -- C
                            shares...........................   $22        $67       $116        $253

                         This is an illustration only and should not be
                    considered a representation of future expenses. Actual expenses and performance may be greater or less than that shown above. The purpose of the above tables is to assist investors in understanding the various costs and expenses that will be borne directly or indirectly by shareholders. For a further discussion of these costs and expenses, see "What Class A Shares Will Cost," "What Class C Shares Will Cost," "Management of the Trust" and "Distribution Plans."

                                  Prospectus 2

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following table shows important financial information for an A share and a C share of the Trust outstanding for the periods indicated, including net investment income, net realized and unrealized gain on investments, and certain other information. It has been derived from financial statements appearing in the Statement of Additional Information ("SAI"). The financial statements and the information in this table for the fiscal year ended September 30, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the SAI, which may be obtained by calling the Trust at
(800) 421-4184. Information presented for the years ended September 30, 1995 and prior thereto was audited by other auditors who served as the Trust's independent accountants for those years.

                                                                             CLASS A
                                                      -----------------------------------------------------
                                                                FOR THE YEARS ENDED SEPTEMBER 30,
                                                      -----------------------------------------------------
                                                       1996      1995     1994     1993      1992     1991
                                                      -------   ------   ------   -------   ------   ------
NET ASSET VALUE, BEGINNING OF THE PERIOD............   $12.56   $11.33   $12.28    $10.81   $ 9.87   $ 8.08
                                                      -------   ------   ------   -------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(a)...........................     0.36     0.27     0.30      0.39     0.28     0.36
 Net realized and unrealized gain (loss) on
   investments......................................     2.35     1.79    (0.09)     1.44     1.02     1.88
                                                      -------   ------   ------   -------   ------   ------
 Total from Investment Operations...................     2.71     2.06     0.21      1.83     1.30     2.24
                                                      -------   ------   ------   -------   ------   ------
LESS DISTRIBUTIONS:
 Dividends from net investment income...............    (0.35)   (0.34)   (0.24)    (0.36)   (0.36)   (0.34)
 Distributions from net realized gain on
   investments......................................    (0.25)   (0.49)   (0.92)       --       --    (0.11)
                                                      -------   ------   ------   -------   ------   ------
 Total Distributions................................    (0.60)   (0.83)   (1.16)    (0.36)   (0.36)   (0.45)
                                                      -------   ------   ------   -------   ------   ------
NET ASSET VALUE, END OF THE PERIOD..................   $14.67   $12.56   $11.33   $ 12.28   $10.81   $ 9.87
                                                      =======   ======   ======   =======   ======   ======
TOTAL RETURN (%)(D).................................    22.26    19.57     1.80     16.44    13.42    28.72

RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to average daily net
   assets(a)........................................     1.51     1.64     1.64      1.72     1.75     1.75
 Net investment income to average daily net
   assets...........................................     2.66     4.63     2.62      2.67     2.77     4.02
 Portfolio turnover rate............................       75       42       98       130       71       81
 Average commission rate on portfolio
   transactions.....................................  $0.0595       --       --        --       --       --
 Net assets, end of the period ($ millions).........       43       34       33        34       27       20

                                                                                                  CLASS C
                                                                                              ----------------
                                                                    CLASS A                    FOR THE YEARS
                                                      ------------------------------------         ENDED
                                                       FOR THE YEARS ENDED SEPTEMBER 30,       SEPTEMBER 30,
                                                      ------------------------------------    ----------------
                                                       1990      1989      1988     1987+      1996     1995++
                                                      -------   -------   -------   ------    -------   ------
NET ASSET VALUE, BEGINNING OF THE PERIOD............   $10.41   $  9.18   $  9.98   $ 9.50     $12.51   $11.21
                                                      -------   -------   -------   ------    -------   ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(a)...........................     0.45      0.45      0.44     0.26       0.26     0.18
 Net realized and unrealized gain (loss) on
   investments......................................    (2.06)     1.22     (0.81)    0.38       2.34     1.28
                                                      -------   -------   -------   ------    -------   ------
 Total from Investment Operations...................    (1.61)     1.67     (0.37)    0.64       2.60     1.46
                                                      -------   -------   -------   ------    -------   ------
LESS DISTRIBUTIONS:
 Dividends from net investment income...............    (0.48)    (0.44)    (0.43)   (0.16)     (0.29)   (0.16)
 Distributions from net realized gain on
   investments......................................    (0.24)       --        --       --      (0.25)      --
                                                      -------   -------   -------   ------    -------   ------
 Total Distributions................................    (0.72)    (0.44)    (0.43)   (0.16)     (0.54)   (0.16)
                                                      -------   -------   -------   ------    -------   ------
NET ASSET VALUE, END OF THE PERIOD..................  $  8.08    $10.41   $  9.18   $ 9.98    $ 14.57   $12.51
                                                      =======   =======   =======   ======    =======   ======
TOTAL RETURN (%)(D).................................   (16.42)    18.80     (3.38)    6.79(c)   21.37    13.18(c)

RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to average daily net
   assets(a)........................................     1.75      1.75      1.75     1.75(b)    2.13     2.40(b)
 Net investment income to average daily net
   assets...........................................     4.77      4.72      5.01     4.29(b)    2.05     4.61(b)
 Portfolio turnover rate............................      156       249       184       91(b)      75       42(b)
 Average commission rate on portfolio
   transactions.....................................       --        --        --       --    $0.0595       --
 Net assets, end of the period ($ millions).........       19        24        20       24          6      0.2

---------------

 + For the period December 15, 1986 (commencement of operations) to September 30, 1987.
 ++ For the period April 3, 1995 (first offering of C shares) to September 30,
    1995.
(a) Excludes management fees waived by the Offering Manager through 1992 in the amount of less than $.01, $.01, $.02, $.02, $.01 and $.02 per A share, respectively. The operating expense ratios including such items would be 1.75%, 1.94%, 1.96%, 1.92%, 1.89%, and 2.11% (annualized) per Class A share, respectively. The year 1993 includes previously waived management fees paid to the Manager of $.01 per share.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales load.

                                  Prospectus 3

INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BECAUSE THE TRUST
INVESTS PRIMARILY
IN COMMON STOCK
OR SECURITIES
CONVERTIBLE INTO
COMMON STOCK, THE
VALUE OF YOUR
INVESTMENT WILL
FLUCTUATE. YOU CAN
LOSE MONEY BY
INVESTING IN
THE TRUST.
     The Trust's investment objective is long-term total return by seeking, with approximately equal emphasis, current income and capital appreciation. The Trust may invest a portion of its assets in lower-rated securities, as discussed below. Although investing in lower-rated securities may offer the potential for above-average income, it also increases the risk of loss of principal. Therefore, an investment in the Trust is subject to a higher risk of loss of principal than an investment in a fund that does not invest in lower-rated securities. There can be no assurance that the Trust's investment objective will be achieved. Trust shares will fluctuate in value as a result of changes in the value of portfolio investments.

THE TRUST MAY INVEST
IN HIGH-YIELD
(OR "JUNK") BONDS.
     The Trust invests primarily in income-producing securities that Eagle Asset Management, Inc. (the "Subadviser") believes are consistent with the Trust's investment objective. These securities may include equity securities, convertible securities, corporate debt obligations, U.S. Government securities, money market instruments, real estate investment trusts, and repurchase agreements. The Trust also may write covered call options on common stocks in order to earn additional income, engage in short sales "against the box," loan portfolio securities and invest in warrants. The Trust will have a majority of its investments in common stocks or securities convertible into common stocks. The Trust may invest a portion of its assets in securities rated B or Ba by Moody's Investors Service, Inc. ("Moody's") or B or BB by Standard & Poor's Rating Services ("S&P") or, if unrated, deemed to be of comparable quality by the Subadviser. The Trust may purchase and sell securities without regard to the length of time the securities have been held. The Trust may invest up to 10% of its net assets in illiquid securities. In addition, the Trust may invest up to 25% of its total assets in forward commitments, although the Trust has no intention of investing in such securities at this time.

THE TRUST'S ASSETS
MAY BE INVESTED IN
FOREIGN SECURITIES.
INVESTING IN FOREIGN
SECURITIES SUBJECTS
THE TRUST TO GREATER
RISKS THAN INVESTING
IN DOMESTIC SECURITIES.
     The Trust may invest up to 20% of its assets in foreign securities, including American Depository Receipts ("ADRs") and similar investments. The Trust also may purchase domestic Eurodollar certificates of deposit without regard to the 20% limit. The Trust may engage in forward contracts to purchase or sell foreign currencies at a future date.

     For temporary defensive purposes during anticipated periods of general market decline, the Trust may invest up to 100% of its assets in money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby, as well as bank certificates of deposit and banker's acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, high grade commercial paper, and other long- and short-term debt instruments that are rated A or higher by Moody's or S&P. It is impossible to predict when, or for how long, such alternative strategies may be utilized. See the Appendix in the SAI for a description of Moody's and S&P commercial paper ratings.

     The Trust's investment objective is fundamental and may not be changed without the vote of a majority of the outstanding voting securities of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All policies of the Trust described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The following is a discussion of the types of investments in which the Trust may invest, including the risks of investing in these securities. For a further discussion of the Trust's investment policies and risks, see "Investment Information" in the SAI.

                                  Prospectus 4

     AMERICAN DEPOSITORY RECEIPTS. Sponsored ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers and other forms of depository receipts for securities of foreign issuers. Investing in ADRs involves greater risks than normally are present in domestic investments. These risks are similar to the risks of investing in foreign securities in general, as discussed below.

THE TRUST MAY INVEST
IN SECURITIES
CONVERTIBLE INTO
COMMON STOCK.
     CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics and provide the potential for capital appreciation if the market price of the underlying common stock increases. The Trust only will invest in convertible securities rated B or better by Moody's or S&P or, if unrated, deemed to be of comparable quality by the Subadviser.

THE TRUST MAY INVEST
IN INVESTMENT
GRADE BONDS.
     DEBT SECURITIES -- INVESTMENT GRADE. The Trust may invest in nonconvertible corporate debt obligations, primarily for interest income, that are rated Baa by Moody's or BBB by S&P or above or, if unrated, deemed to be of comparable quality by the Subadviser ("investment grade securities"). Debt securities rated in the lowest category of investment grade securities are deemed to have speculative characteristics. The Trust, at the discretion of the Subadviser, may retain a security that has been downgraded below the initial investment criteria.

THE TRUST MAY INVEST
IN LOWER-RATED
SECURITIES.
     DEBT SECURITIES -- LOWER-RATED SECURITIES. The Trust may invest in convertible and nonconvertible securities rated below investment grade. However, in no instance will the Trust invest 35% or more of its assets in such lower-rated securities. The Trust will not invest more than 10% of its assets in nonconvertible corporate debt obligations that are rated below investment grade by Moody's or S&P or, if unrated, that are deemed to be of comparable quality by the Subadviser. The Trust, at the discretion of the Subadviser, may retain a security that has been downgraded below the initial investment criteria. The prices of lower-rated securities tend to be less sensitive to interest rate changes than higher-rated securities, but more sensitive to adverse economic changes or individual corporate developments. Securities rated below investment grade are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. See the Appendix in the SAI for a description of corporate debt ratings by Moody's and S&P.

     Lower-rated securities (commonly referred to as "junk bonds") generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could affect adversely their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-

                                  Prospectus 5
rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. The market for lower-rated securities generally is thinner and less active than that for higher-quality securities, which may limit the Trust's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, also may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

     The table below shows the percentages of the Trust's assets invested during fiscal 1996 in securities assigned to the various ratings categories by Moody's and S&P and in unrated securities determined by the Subadviser to be of comparable quality. These figures are dollar-weighted averages of month-end Trust holdings for the fiscal year ended September 30, 1996, presented as a percentage of total net assets. These percentages are historical and are not necessarily indicative of the quality of current or future investment portfolio holdings, which will vary.

                                                        COMPARABLE QUALITY OF
                            RATED SECURITIES           UNRATED SECURITIES AS A
                         AS A PERCENTAGE OF THE           PERCENTAGE OF THE
                             TRUST'S ASSETS                TRUST'S ASSETS
                         ----------------------        -----------------------
  MOODY'S/S&P RATINGS    MOODY'S          S&P           MOODY'S          S&P
  -------------------    --------        ------        ---------        ------
A......................     2.05%          4.11%          0.34%           0.89%
BBB/Baa................     1.34           1.48           1.01            0.34
BB/Ba..................     2.99           0.68           0.72            0.72
B......................     7.02           4.86           2.65            4.53
CCC/Caa................     0.00           0.52           0.00            0.00
                           -----          -----           ----            ----
          Total........    13.41%         11.65%          4.72%           6.48%
                           =====          =====           ====            ====

     DEBT SECURITIES -- RISK FACTORS. The market value of debt securities is influenced primarily by the changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases.

EQUITY SECURITIES IN
WHICH THE TRUST
INVESTS GENERALLY WILL
HAVE A YIELD GREATER
THAN THE YIELD OF
ISSUERS INCLUDED IN
THE S&P 500.
     EQUITY SECURITIES. The Trust's investments in equities generally will have a weighted average dividend yield in excess of the weighted average dividend yield of the issuers included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Further, equities in which the Trust may invest generally will be those whose prospects for dividend growth and capital appreciation are considered favorable by the Subadviser.

     FOREIGN SECURITIES -- RISK FACTORS. The Trust's foreign investments involve certain risks not present in domestic investments. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies; such companies may use different accounting and financial standards; the establishment of exchange controls or the adoption of other foreign governmental restrictions might affect adversely the payment of principal and/or interest on foreign investments; and fluctuations in monetary exchange rates will affect the dollar value of foreign investments, dividends and interest payments.

THE TRUST MAY WRITE
(SELL) CALL OPTIONS
ON UP TO 50% OF
IS ASSETS.
     OPTIONS. The Trust may sell (write) covered call options on common stocks in its investment portfolio or on common stocks into which securities held by it are convertible to earn additional income. The Trust receives a premium on the sale of an option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. The aggregate value of the securities underlying call options (based on the lower of the option price or market) may not

                                  Prospectus 6
exceed 50% of the Trust's net assets. The Trust also may purchase call options to close out call options it has written. The principal risks associated with the use of options are (1) possible lack of a liquid market for closing out options positions; (2) the need for additional portfolio management skills and techniques; and (3) losses due to unanticipated market price movements.

THE TRUST MAY INVEST
IN REAL ESTATE
INVESTMENT TRUSTS.
     REAL ESTATE INVESTMENT TRUSTS. The Trust may invest in different types of real estate investment trusts ("REITs"), such as equity REITs, which own real estate properties, and mortgage REITs, which make construction, development and long-term mortgage loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a "pass-through" entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified.

     REPURCHASE AGREEMENTS. The Trust may not enter into repurchase agreements with respect to more than 25% of its total assets. A repurchase agreement is a transaction in which the Trust purchases securities and simultaneously commits to resell the securities to the original seller (a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market maker in U.S. Government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible decline in the market value of the underlying securities and delays and costs to the Trust if the other party to the repurchase agreement becomes bankrupt, the Trust intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Subadviser to present minimal credit risks in accordance with guidelines established by the Board of Trustees.

NET ASSET VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE NET ASSET VALUE OF
EACH CLASS OF TRUST
SHARES IS CALCULATED
DAILY AS OF THE CLOSE
OF REGULAR TRADING ON
THE NEW YORK STOCK
EXCHANGE.
     The net asset values of A shares and C shares are calculated by dividing the value of the total assets of the Trust attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. Shares are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") each day it is open. Trust securities and other investments are stated at market value based on the last sales price as reported by the principal securities exchange on which the securities are traded. If no sale is reported, market value is based on the most recent quoted bid price. In the absence of a readily available market quote, or if the Manager or the Subadviser has reason to question the validity of market quotations it receives, securities and other assets are valued using such methods as the Board of Trustees believes would reflect fair value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Trust calculates its net asset value per share. The per share net asset value of A shares and C shares may differ as a result of the different daily expense accruals applicable to each class. For more information on the calculation of net asset value, see "Net Asset Value" in the SAI.

                                  Prospectus 7

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Total return data of the A shares and C shares from time to time may be included in advertisements about the Trust. Performance information is computed separately for A shares and C shares in accordance with the methods described below. Because C shares bear the expense of a higher distribution fee attributable to the deferred sales load alternative, the performance of C shares likely will be lower than that of A shares.

     Total return with respect to a class for the one-, five- and ten-year periods or, if such periods have not elapsed, the period since the establishment of that class through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in that class at the public offering price (in the case of A shares, giving effect to the maximum initial sales load of 4.75% and, in the case of C shares, giving effect to the deduction of any contingent deferred sales load ("CDSL") that would be payable). In addition, the Trust also may advertise the total return in the same manner, but without taking into account the initial sales load or CDSL. The Trust also may advertise total return calculated without annualizing the return, and total return may be presented for other periods. By not annualizing the returns, the total return calculated in this manner simply will reflect the increase in net asset value per A share and C share over a period of time, adjusted for dividends and other distributions. A share and C share performance may be compared with various indices.

     The Trust also may from time to time advertise the yield of A shares and C shares and compare these yields to those of other mutual funds with similar investment objectives. The yield of each class of the Trust will be computed by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yield for a class may not equal the dividend income actually paid to shareholders or the net investment income per share reported in the Trust's financial statements.

     All data is based on the Trust's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Trust's investment portfolio and the Trust's operating expenses. Investment performance also often reflects the risks associated with the Trust's investment objective and policies. These factors should be considered when comparing the Trust's investment results to those of other mutual funds and other investment vehicles. Additional performance information is contained in the Trust's annual report to shareholders, which may be obtained, without charge, by contacting the Trust at
(800) 421-4184. For more information on investment performance, see the SAI.

                                  Prospectus 8

                             INVESTING IN THE TRUST

PURCHASE PROCEDURES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

YOU MAY BUY SHARES
OF THE TRUST BY:
     Shares of the Trust are offered continuously through the Trust's principal underwriter, Raymond James & Associates, Inc. (the "Distributor"), and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the Securities Act of 1933, as amended. For a discussion of the classes of shares offered by the Trust, see "Choosing a Class of Shares."

 - CALLING YOUR
   REPRESENTATIVE
     Shares of the Trust may be purchased through a registered representative of the Distributor, a participating dealer or a participating bank
("Representative") by placing an order for Trust shares with your Representative and remitting payment to the Distributor, participating dealer or bank within three business days.

     All purchase orders received by the Distributor prior to the close of regular trading on the Exchange -- generally 4:00 p.m. Eastern time -- will be executed at that day's offering price. Purchase orders received by your Representative prior to the close of regular trading on the Exchange and transmitted to the Distributor before 5:00 p.m. Eastern time on that day also will receive that day's offering price. Otherwise, all purchase orders accepted after the offering price is determined will be executed at the offering price determined as of the close of regular trading on the Exchange on the next trading day. See "What Class A Shares Will Cost" and "What Class C Shares Will Cost."

 - COMPLETING THE
   ACCOUNT APPLICATION
   CONTAINED IN THIS
   PROSPECTUS AND
   SENDING YOUR
   CHECK; OR
     You also may purchase shares of the Trust directly by completing and signing the Account Application found in this Prospectus and mailing it, along with your payment, to Heritage Income-Growth Trust, Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

 - SENDING A
   FEDERAL FUNDS
   WIRE.
     Shares may be purchased with Federal funds (a commercial bank's deposit with the Federal Reserve Bank that can be transferred to another member bank on the same day) sent by Federal Reserve or bank wire to:

     State Street Bank and Trust Company
     Boston, Massachusetts
     ABA #011-000-028
     Account #3196-769-8
     Heritage Income-Growth Trust
     (The class of shares to be purchased)
     (Your Account Number Assigned by the Trust)
     (Your Name)

     To open a new account with Federal funds or by wire, you must contact the Manager or your Representative to obtain a Heritage Mutual Fund account number. Commercial banks may elect to charge a fee for wiring funds to State Street Bank and Trust Company. For more information on how to buy shares, see "Investing in the Trust" in the SAI.

                                  Prospectus 9

MINIMUM INVESTMENT REQUIRED/ACCOUNTS WITH LOW BALANCES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AN INITIAL INVESTMENT
MUST BE AT LEAST
$1,000. A MINIMUM
BALANCE OF $500 MUST
BE MAINTAINED.
     Except as provided under "Systematic Investment Programs," the minimum initial investment in the Trust is $1,000, and a minimum account balance of $500 must be maintained. These minimum requirements may be waived at the discretion of the Manager. In addition, initial investments in Individual Retirement Accounts ("IRAs") may be reduced or waived under certain circumstances. Contact the Manager or your Representative for further information.

     Due to the high cost of maintaining accounts with low balances, it is currently the Trust's policy to redeem Trust shares in any account if the account balance falls below the required minimum value of $500, except for retirement accounts. The shareholder will be given 30 days' notice to bring the account balance to the minimum required or the Trust may redeem shares in the account and pay the proceeds to the shareholder. The Trust does not apply this minimum account balance requirement to accounts that fall below the minimum due to market fluctuation.

SYSTEMATIC INVESTMENT PROGRAMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DOLLAR COST AVERAGING PLANS:
-------------------------------

THE TRUST OFFERS
INVESTORS A VARIETY
OF CONVENIENT FEATURES
AND BENEFITS,
INCLUDING DOLLAR COST
AVERAGING.
     A variety of systematic investment options are available for the purchase of Trust shares. These options provide for systematic monthly investments of $50 or more through systematic investing, payroll or government direct deposit, or exchange from another mutual fund advised or administered by the Manager ("Heritage Mutual Fund"). You may change the amount to be automatically invested or may discontinue this service at any time without penalty. If you discontinue this service before reaching the required account minimum, the account must be brought up to the minimum in order to remain open. You will receive a periodic confirmation of all activity for your account. For additional information on these options, see the Account Application or contact the Manager at (800) 421-4184 or your Representative.

RETIREMENT PLANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Shares of the Trust may be purchased as an investment for Heritage IRA plans. In addition, shares may be purchased as an investment for self-directed IRAs, defined contribution plans, Simplified Employee Pension Plans ("SEPs") and other retirement plans. For more detailed information on retirement plans, contact the Manager at (800) 421-4184 or your Representative and see "Investing in the Trust" in the SAI.

                                  Prospectus 10

CHOOSING A CLASS OF SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A SHARES HAVE
A FRONT-END SALES
LOAD AND LOWER
ANNUAL EXPENSES
THAN C SHARES.
C SHARES HAVE A
CDSL ON REDEMPTIONS
WITHIN ONE YEAR
OF PURCHASE.
     The Trust offers and sells two classes of shares, A shares and C shares. The primary difference between the A shares and the C shares lies in their initial sales load and CDSL structures and in their ongoing expenses, including asset-based sales charges in the form of distribution fees. A shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales load imposed at the time of purchase. C shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. A CDSL of 1% is imposed on C shares if you hold those shares for less than one year. C shares are subject to higher ongoing distribution fees than A shares. When you place an order for Trust shares, you must specify which class of shares you wish to purchase.

YOU MAY CHOOSE
A SHARE CLASS THAT
MEETS YOUR INVESTMENT
OBJECTIVES. CONSULT WITH
YOUR REPRESENTATIVE.
     The purchase plans offered by the Trust enable you to choose the class of shares that you believe will be most beneficial given the amount of your intended purchase, the length of time you expect to hold the shares and other circumstances. You should consider whether, during the anticipated length of your intended investment in the Trust, the accumulated continuing distribution and service fees plus the CDSL on C shares would exceed the initial sales load plus accumulated Rule 12b-1 distribution fees on A shares purchased at the same time. Another factor to consider is whether the potentially higher yield of A shares due to lower ongoing charges will offset the initial sales load paid on such shares. Representatives may receive different compensation for sales of A shares than sales of C shares.

     If you purchase sufficient shares to qualify for a reduced sales load, you may prefer to purchase A shares because similar reductions are not available on the C shares. For example, if you intend to invest more than $1,000,000 in shares of the Trust, you should purchase A shares. Moreover, all A shares are subject to a lower Rule 12b-1 fee and, accordingly, are expected to pay correspondingly higher dividends on a per share basis. If your purchase will not qualify for a reduced sales load, you still may wish to purchase A shares if you expect to hold your shares for an extended period of time because, depending on the number of years you hold the investment, the continuing distribution and service fees on C shares eventually would exceed the initial sales load plus the continuing service fee on A shares during the life of your investment. However, because initial sales loads are deducted at the time of purchase, not all of the purchase payment for A shares is invested initially.

     You might determine that it would be more advantageous to purchase C shares in order to have all of your purchase payment invested initially. However, your investment would remain subject to higher continuing distribution and service fees and, if you hold your shares for less than one year, be subject to a CDSL. For example, based on current fees and expenses for the Trust and the maximum sales load on A shares, you would have to hold A shares approximately six years before the accumulated distribution and service fees on the C shares would exceed the initial sales load plus the accumulated service fees on the A shares.

                                  Prospectus 11

WHAT CLASS A SHARES WILL COST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SALES LOAD ON
A SHARES WILL VARY
DEPENDING ON THE
AMOUNT YOU INVEST.
     A shares are sold each day on which the Exchange is open. A shares are sold at their next determined net asset value plus a sales load as described below.

                                       SALES LOAD AS A
                                        PERCENTAGE OF
                                 ----------------------------
                                               NET AMOUNT        DEALER CONCESSION
           AMOUNT OF             OFFERING       INVESTED         AS A PERCENTAGE OF
           PURCHASE               PRICE     (NET ASSET VALUE)    OFFERING PRICE(1)
           ---------             --------   -----------------    ------------------
Less than $25,000..............   4.75%           4.99%                 4.25%
$25,000 to $49,999.............   4.25%           4.44%                 3.75%
$50,000 to $99,999.............   3.75%           3.90%                 3.25%
$100,000 to $249,999...........   3.25%           3.36%                 2.75%
$250,000 to $499,999...........   2.50%           2.56%                 2.00%
$500,000 to $999,999...........   1.50%           1.52%                 1.25%
$1,000,000 and over............   0.00%           0.00%                 0.00%(2)

---------------

(1) During certain periods, the Distributor may pay 100% of the sales load to participating dealers. Otherwise, it will pay the dealer concession shown above.

(2) The Manager may pay from its own resources up to 1.00% of the purchase amount to the Distributor for purchases of $1,000,000 or more.

     A shares may be sold at net asset value without any sales load to: the Manager and the Subadviser; current and retired officers and Trustees of the Trust; directors, officers, and full-time employees of the Manager, Subadviser of any Heritage Mutual Fund, the Distributor and their affiliates; registered representatives of broker-dealers that are parties to dealer agreements with the Distributor (or financial institutions that have arrangements with such broker-dealers); directors, officers and full-time employees of banks that are parties to agency agreements with the Distributor; and all such persons' immediate relatives and their beneficial accounts. In addition, the American Psychiatric Association has entered into an agreement with the Distributor that allows its members to purchase A shares at a sales load equal to two-thirds of the percentages in the above table. The dealer concession also will be adjusted in a like manner. A shares also may be purchased without sales loads by investors who participate in certain broker-dealer wrap fee investment programs.

HERITAGE NET ASSET VALUE ("NAV") TRANSFER PROGRAM
-----------------------------------------------------------

YOU MAY QUALIFY FOR A
PURCHASE WITH NO
SALES LOAD UNDER THE
HERITAGE NAV
TRANSFER PROGRAM.
     A shares of the Trust may be sold at net asset value without any sales load under the Manager's NAV Transfer Program. To qualify for the NAV Transfer Program, you must provide adequate proof that within 90 days prior to the purchase of a Heritage Mutual Fund you redeemed shares from a load or no-load mutual fund other than a Heritage Mutual Fund or any money market fund. To provide adequate proof you must complete a qualification form and provide a statement showing the value liquidated from the other mutual fund.

COMBINED PURCHASE PRIVILEGE (RIGHT OF ACCUMULATION)
-----------------------------------------------------------

YOU MAY QUALIFY FOR A
REDUCED SALES LOAD
BY COMBINING
PURCHASES.
     You may qualify for the sales load reductions indicated in the above sales load schedule by combining purchases of A shares into a single "purchase" if the resulting "purchase" totals at least $25,000. For additional information regarding the Combined Purchase Privilege, see the Account Application or "Investing in the Trust" in the SAI.

                                  Prospectus 12

   (LOGO) HERITAGE FAMILY OF FUNDS(TM)       HERITAGE FAMILY OF FUNDS
                                             Account Application
                                             P.O. Box 33022, St. Petersburg, FL 33733
                                             [ ] New Account     [ ] Update to Existing Account # ------------------
                                                                 (Indicate fund in Fund Selection section below)

================================================================================

ACCOUNT REGISTRATION

                                                                           [ ] Corporation    [ ] Gift to Minor
[ ] Individual         [ ] Joint Tenant with Right of Survivorship         [ ] Association, Partnership or other
[ ] Trust              [ ] Foundation or Exempt Organization               organization

-----------------------------------------------------------  ---------------------------------------------
Name of account owner                                        Social Security or Taxpayer ID #

-----------------------------------------------------------  ---------------------------------------------
Joint owner/Trustee/Custodian                                Social Security or Taxpayer ID #

-----------------------------------------------------------  ---------------------------------------------
Joint owner/Trustee                                          Date of birth of first named owner

-----------------------------------------------------------  ---------------------------------------------
Street address                                               Daytime phone number

-----------------------------------------------------------  ---------------------------------------------
Street address                                               Are you a U.S. citizen?  [ ]  Yes  [ ]  No

-----------------------------------------------------------  ---------------------------------------------
City, State and ZIP                                          If no, country of residence

FUND SELECTION ($1,000 minimum initial investment unless participating in an automatic investment plan)

                                                                                 Pay             Pay capital
Fund name                                Share class       Investment amount     dividends in    gains in:
                                           A      C                              Shares Cash     Shares   Cash
     Heritage Series Trust:
[ ]  Small Cap Stock Fund                 [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
[ ]  Growth Equity Fund                   [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
[ ]  Value Equity Fund                    [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
     Eagle International Equity
[ ]  Portfolio                            [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
     Heritage Capital Appreciation
[ ]  Trust                                [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
[ ]  Heritage Income-Growth Trust         [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
     Heritage Income Trust:
[ ]  High Yield Bond Fund                 [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
[ ]  Intermediate Government Fund         [ ]    [ ]       $ ----------------     [ ]    [ ]      [ ]      [ ]
     Heritage Cash Trust:
[ ]  Money Market Fund                    [ ]              $ ----------------     [ ]    [ ]      [ ]      [ ]
[ ]  Municipal Money Market Fund          [ ]              $ ----------------     [ ]    [ ]      [ ]      [ ]
                                                                                 If none checked, all
                                                                                 reinvested in shares.
TOTAL INVESTMENT                                           $ ----------------

SIGNATURES AND TAXPAYER IDENTIFICATION CERTIFICATION

Each person signing on behalf of an entity represents that his/her actions are authorized. I have received and read a current prospectus for each fund in which I am investing and understand that its terms are incorporated by reference into this application. I understand that certain redemptions may be subject to a contingent deferred sales load. I agree that the Fund, Manager, Distributor and their Trustees, directors, officers and employees will not be held liable for any loss, liability, damage, or expense for relying upon this application or any instructions including telephone instructions they reasonably believe are authentic. If a taxpayer identification number is not provided and certified, all dividends paid will be subject to 31% Federal backup withholding.

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me).
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.


X                                                       X
  ---------------------------------------------         ---------------------------------------------
  Signature                                Date           Signature                                Date

REDUCED SALES CHARGES

STATEMENT OF INTENT

If you agree in advance to invest at least $25,000 in Heritage Mutual Funds other than Heritage Cash Trust within 13 months, you will pay a reduced sales charge on those investments. Investments made up to 90 days before adopting this agreement are eligible for this discount. All prior investments can be applied toward meeting the investment requirement.

[ ] I agree to invest at least the amount selected below over a 13-month period
    beginning     /    /     . I understand that an additional sales charge must
    be paid if I do not complete this Statement of Intent.

   [ ] $25,000    [ ] $50,000    [ ] $100,000    [ ] $250,000   [ ] $500,000   [ ] $1,000,000

RIGHT OF ACCUMULATION

If you, your spouse, or your minor children own shares in other Heritage Mutual Funds, you may qualify for a reduced sales charge. Class A shares of Heritage Cash Trust are not eligible unless purchased by exchange from another Heritage Mutual Fund. These shares can be credited to a Statement of Intent.

[ ] I qualify for the Right of Accumulation. Please link the following Heritage accounts.

----------------------------------------     -----------------------------------
Fund/Account Number                                 Fund/Account Number

----------------------------------------     -----------------------------------
Fund/Account Number                                 Fund/Account Number

TELEPHONE TRANSACTIONS

You may redeem shares by calling Heritage and requesting that funds be sent to your address of record or the bank account listed in the Bank Account Information section below. We will withdraw up to $50,000 from your account and mail it to your address of record provided that address has not been changed in the last 30 days.

You may also exchange between the same class shares of like-registered accounts in any of the Heritage Mutual Funds by calling Heritage and requesting this service. Please see the prospectus for certain requirements for exchanging shares between funds.

If you DO NOT want to be able to process redemptions and exchanges via telephone order, please check here: [ ]

DOLLAR COST AVERAGING PLANS

AUTOMATIC INVESTING
You can instruct us to transfer funds from a specified bank checking account to your Heritage Fund account. This transfer will be effected by either an electronic transfer or by a paper draft. Complete the Bank Account Information section below and attach a voided check to this application.

                                                                                Frequency (check one)
                                                         Transfer Date   Month-    Quar-    Semi-      Annu-
              Fund                      Amount           5th     15th      ly      terly   Annually    ally
                                  $                      [ ]     [ ]     [ ]       [ ]      [ ]        [ ]
-------------------------------   ------------------

                                  $                      [ ]     [ ]     [ ]       [ ]      [ ]        [ ]
-------------------------------   ------------------

                                  $                      [ ]     [ ]     [ ]       [ ]      [ ]        [ ]
-------------------------------   ------------------
                                                         Choose one or both


                I authorize Heritage to draw on my bank account, by check or electronic transfer,
 ATTACH         for investment in a Heritage fund. Heritage and my bank are not liable for any loss
 VOIDED         resulting from delays or dishonored draws. This program can be revoked by Heritage
 CHECK          without prior notice if any draw is dishonored. I can discontinue this program at
 HERE           any time.

                X                                           X
                ----------------------------------------    ----------------------------------------
                Signature on checking account               Signature on checking account
                TO THE BANK NAMED BELOW:

In consideration of your compliance with the request and authorization of the depositor named above, Heritage Asset Management, Inc. agrees (1) To indemnify and hold you harmless from any loss you may suffer as a consequence of your actions resulting from or in connection with the execution and issuance of any check, draft, or order, whether or not genuine, purporting to be executed and received by you in the regular course of business under pre-authorized draft arrangement of the Heritage funds, including any costs or expenses reasonably incurred in connection therewith; (2) That in the event any such check, draft, or order shall be dishonored, whether with or without cause, and whether intentionally or inadvertently, to indemnify you and hold harmless from any loss resulting from such dishonor including your costs and reasonable expenses, except any losses due to your payment of any draw against insufficient funds;
(3) To defend at our cost and expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the foregoing requests, or in any manner arising by reason of your participation in the foregoing plan; and (4) That your participation in the plan or that of the depositor may be terminated by notice from either party to the other.

AUTOMATIC EXCHANGE
You can instruct us to periodically exchange funds from one Heritage Mutual Fund to a like-registered account in the same class of another Heritage Mutual Fund.

                         [ ] Monthly   [ ] Quarterly   [ ] Semiannually    [ ] Annually
Frequency (choose one):
Day of month (choose
one):                    [ ] 1st       [ ] 5th         [ ] 10th            [ ] 20th
Fund to exchange from                      Fund to exchange to                    Amount
                                                                                  $
-------------------------------------      -------------------------------------  ---------------


                                                                                  $
-------------------------------------      -------------------------------------  ---------------


                                                                                  $
-------------------------------------      -------------------------------------  ---------------

DIRECTED DIVIDENDS
You can direct the dividend payments from one Heritage Mutual Fund into a like-registered account in the same class of another Heritage Mutual Fund. In the Fund Selection section above, check the box for cash dividends.

From fund                                  To fund

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

SYSTEMATIC WITHDRAWAL PLAN (SWP)
You can receive monthly, quarterly, semiannually, or annually checks from your account. The checks can be sent to you at your address of record, to an account at a bank or other financial institution, or to another person you designate. You may send checks to more than one place. If you begin a SWP in Class C shares of a fund, you may redeem up to 12% annually of your current account value without incurring a contingent deferred sales load.

-----------------------------------------------            Frequency (choose one):         [ ]  Monthly
Fund for Withdrawal                                                                        [ ]  Quarterly
                                                                                           [ ]  Semiannually
                                                                                           [ ]  Annually

Day of month (choose one):    [ ]  1st     [ ]  5th     [ ]  10th     [ ]  20th

Send payment to:                           Amount

[ ]  My address of record.           $                                     ---------------------------------
                                                                           Payee name
[ ]  The bank account listed in
     the Bank Account Information    $                                     ---------------------------------
     section below.                                                        Payee address
[ ]  The payee listed at the
     right. (If you have more
     than one payee, please          $                                     ---------------------------------
     attach a separate sheet                                               City, State and ZIP
     indicating the amount to be
     sent to each.)
                                                                           ---------------------------------
                                                                           Payee account number (if
                                                                           applicable)

BANK ACCOUNT INFORMATION

Provide bank checking account information if you are participating in an Automatic Investment or Systematic Withdrawal Plan or if you wish for redemption proceeds to be sent directly to your bank.

--------------------------------      ------------------------------------------
Bank name                             Bank account number

--------------------------------      ------------------------------------------
Address                               Bank routing (ABA) number (from your bank)

--------------------------------
City, State and ZIP

DEALER INFORMATION

We hereby authorize the Distributor to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases made under a Letter of Intent or Right of Accumulation. We guarantee the signatures on this application and the legal capacity of the signers.
If a Systematic Withdrawal Plan is being established, we believe that the amount to be withdrawn is reasonable in light of the investor's circumstances and we recommend establishment of the account.

----------------------------   -----------------------   -----------------------
Representative's name          Branch number             Representative's number

----------------------------   -------------------------------------------------
Dealer name                    Branch office location

----------------------------   -------------------------------------------------
Main office address            Branch phone number

                               X
----------------------------    ------------------------------------------------
City, State and ZIP            Authorized representative's signature

STATEMENT OF INTENTION
------------------------

A STATEMENT OF
INTENTION ALLOWS YOU
TO REDUCE THE SALES
LOAD ON COMBINED
PURCHASES OF $25,000
OR MORE OVER ANY
13-MONTH PERIOD.
     You also may obtain the reduced sales loads shown in the above sales load schedule by means of a written Statement of Intention, which expresses your intention to invest not less than $25,000 within a period of 13 months in A shares of the Trust or A shares of any other Heritage Mutual Fund subject to a sales load ("Statement of Intention"). If you qualify for the Combined Purchase Privilege, you may purchase A shares of the Heritage Mutual Funds under a single Statement of Intention. In addition, if you own Class A shares of any other Heritage Mutual Fund subject to a sales load, you may include those shares in computing the amount necessary to qualify for a sales load reduction. The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. If you would like to enter into a Statement of Intention in conjunction with your initial investment in A shares of the Trust, please complete the appropriate portion of the Account Application found in this Prospectus. Current Trust shareholders desiring to do so can obtain a Statement of Intention by contacting the Manager or the Distributor at the address or telephone number listed on the cover of this Prospectus, or from their Representative.

     For more information on "What Class A Shares Will Cost" and a further explanation of instances in which the sales load will be waived or reduced, see "Investing in the Trust" in the SAI.

WHAT CLASS C SHARES WILL COST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE CDSL, IF
APPLICABLE, IS BASED
ON THE LOWER OF
PURCHASE PRICE OR
REDEMPTION PRICE.
     A CDSL of 1% is imposed on C shares if, less than one year from the date of purchase, you redeem an amount that causes the current value of your account to fall below the total dollar amount of C shares purchased subject to the CDSL. The CDSL will not be imposed on the redemption of C shares acquired as dividends or other distributions, or on any increase in the net asset value of the redeemed C shares above the original purchase price. Thus, the CDSL will be imposed on the lower of net asset value or purchase price.

     Redemptions will be processed in a manner intended to minimize the amount of redemption that will be subject to the CDSL. When calculating the CDSL, it will be assumed that the redemption is made first of C shares acquired as dividends, second of C shares that have been held for one year or longer, and finally of C shares held for less than one year on a first-in first-out basis.

     WAIVER OF THE CONTINGENT DEFERRED SALES LOAD. The CDSL currently is waived for: (1) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code of 1986, as amended (the "Code"), from a qualified retirement plan, including a Keogh Plan or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) certain periodic redemptions under the Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts representing certain maximums established from time to time by the Distributor (currently a maximum of 12% annually of the account balance at the

                                  Prospectus 13
beginning of the Systematic Withdrawal Plan); or (5) involuntary redemptions by the Trust of C shares in shareholder accounts that do not comply with the minimum balance requirements. The Distributor may require proof of documentation prior to waiver of the CDSL described in sections (1) through (4) above, including distribution letters, certification by plan administrators, applicable tax forms or death or physicians certificates.

     For more information about C shares, see "Reinstatement Privilege" and "Exchange Privilege."

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THERE ARE SEVERAL WAYS
FOR YOU TO SELL
YOUR SHARES.
     Redemptions of Trust shares can be made by:

     CONTACTING YOUR REPRESENTATIVE. Your Representative will transmit an order to the Trust for redemption and may charge you a fee for this service.

     TELEPHONE REQUEST. You may redeem shares by placing a telephone request to the Trust (800-421-4184) prior to the close of regular trading on the Exchange. If you do not wish to have telephone exchange/redemption privileges, you should so elect by completing the appropriate section of the Account Application. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. These parties will employ reasonable procedures to confirm that telephone instructions are authentic. To the extent that the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions. For more information on these procedures, see "Redeeming Shares - Telephone Transactions" in the SAI. You may elect to have redemption proceeds wired to the bank account specified on the Account Application. Redemption proceeds normally will be sent the next business day, and you will be charged a wire fee by the Manager (currently $5.00). For redemptions of less than $50,000, you may request that a check be mailed to your address of record, providing that such address has not been changed in the past 30 days. For your protection, the proceeds of all other redemptions will be transferred to the bank account specified on the Account Application.

     WRITTEN REQUEST. Trust shares may be redeemed by sending a written request for redemption to "Heritage Income-Growth Trust, Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, Florida 33733." Signature guarantees will be required on the following types of requests: redemptions from any account that has had an address change in the past 30 days, redemptions greater than $50,000, redemptions that are sent to an address other than the address of record and exchanges or transfers into other Heritage accounts that have different titles. The Manager will transmit an order to the Trust for redemption.

     SYSTEMATIC WITHDRAWAL PLAN. Withdrawal plans are available that provide for regular periodic withdrawals of $50 or more on a monthly, quarterly, semiannual or annual basis. Under these plans, sufficient shares of the Trust are redeemed to provide the amount of the periodic withdrawal payment. The purchase of A shares while participating in the Systematic Withdrawal Plan ordinarily will be disadvantageous to you because you will be paying a sales load on the purchase of those shares at the same time that you are redeeming A shares upon which you may have already paid a sales load. Therefore, the Trust will not knowingly permit the purchase of A shares through the Systematic Investment Plan if you are at the same time

                                  Prospectus 14
making systematic withdrawals of A shares. The Manager reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

YOU WILL NOT BE CHARGED
A SALES LOAD ON
A SHARES REDEEMED AND
REINVESTED WITHIN
90 DAYS OF REDEMPTION.
YOU MUST NOTIFY THE
TRUST WHEN YOU EXERCISE
THIS PRIVILEGE.
     REINSTATEMENT PRIVILEGE. A shareholder who has redeemed any or all of his A shares of the Trust may reinvest all or any portion of the redemption proceeds in A shares at net asset value without any sales load, provided that such reinvestment is made within 90 calendar days after the redemption date. A shareholder who has redeemed any or all of his C shares of the Trust and has paid a CDSL on those shares or has held those shares long enough so that the CDSL no longer applies, may reinvest all or any portion of the redemption proceeds in C shares at net asset value without paying a CDSL on future redemptions of those shares, provided that such reinvestment is made within 90 calendar days after the redemption date. A reinstatement pursuant to this privilege will not cancel the redemption transaction; therefore, (1) any gain realized on the transaction will be recognized for Federal income tax purposes, while (2) any loss realized will not be recognized for those purposes to the extent that the redemption proceeds are reinvested in shares of the Trust. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limitation in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Trust to his defined contribution plan, IRA or SEP. You must notify the Trust if you intend to exercise the reinstatement privilege.

     Contact the Manager or your Representative for further information or see "Redeeming Shares" in the SAI.

RECEIVING PAYMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SALES PRICE
GENERALLY IS THE NEXT
NAV COMPUTED AFTER
THE RECEIPT OF YOUR
REDEMPTION REQUEST.
     If a request for redemption is received by the Trust in good order (as described below) before the close of regular trading on the Exchange, the shares will be redeemed at the net asset value per share determined at the close of regular trading on the Exchange on that day, less any applicable CDSL for C shares. Requests for redemption received by the Trust after the close of regular trading on the Exchange will be executed at the net asset value determined at the close of regular trading on the Exchange on the next trading day, less any applicable CDSL for C shares.

     Payment for shares redeemed by the Trust normally will be made on the business day after the redemption was made. If the shares to be redeemed recently have been purchased by personal check, the Trust may delay mailing a redemption check until the purchase check has cleared, which may take up to five business days. This delay can be avoided by wiring funds for purchases. The proceeds of a redemption may be more or less than the original cost of Trust shares.

     A redemption request will be considered to be received in "good order" if:

     - the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

     - any written request is signed by the shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

     - any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

                                  Prospectus 15

     - the signatures on any written redemption request of $50,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company, or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by the Manager, as transfer agent, under its current signature guarantee program.

     The Trust has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Securities and Exchange Commission. In the case of any such suspension you may either withdraw your request for redemption or receive payment based upon the net asset value next determined less any applicable CDSL, after the suspension is lifted. If a redemption check remains outstanding after six months, the Manager reserves the right to redeposit those funds into your account. For more information on receiving payment, see "Redeeming Shares - Receiving Payment" in the SAI.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

YOU MAY EXCHANGE
SHARES OF ONE
HERITAGE MUTUAL
FUND FOR SHARES OF
THE SAME CLASS OF
ANY OTHER HERITAGE
MUTUAL FUND.
     If you have held A shares or C shares for at least 30 days, you may exchange some or all of your shares for shares of the same class of any other Heritage Mutual Fund. All exchanges will be based on the respective net asset values of the Heritage Mutual Funds involved. All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Heritage Mutual Fund whose shares are being acquired. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Heritage Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally five business days following the purchase date. Exchanges of shares of Heritage Mutual Funds generally will result in the realization of a taxable gain or loss for Federal income tax purposes.

     For purposes of calculating the commencement of the CDSL holding period for shares exchanged from the Trust to the C shares of any other Heritage Mutual Fund, except Heritage Cash Trust--Money Market Fund ("Money Market Fund"), the original purchase date of those shares exchanged will be used. Any time period that the exchanged shares were held in the Money Market Fund will not be included in this calculation. As a result, if you redeem C shares of the Money Market Fund before the expiration of the CDSL holding period, you will be subject to the applicable CDSL.

     If you exchange A shares or C shares for corresponding shares of the Money Market Fund, you may, at any time thereafter, exchange such shares for the corresponding class of shares of any other Heritage Mutual Fund. If you exchange shares of the Money Market Fund acquired by purchase (rather than exchange) for shares of another Heritage Mutual Fund, you will be subject to the sales load, if any, that would be applicable to a purchase of that Heritage Mutual Fund.

     A shares of the Trust may be exchanged for A shares of the Heritage Cash Trust--Municipal Money Market Fund, which is the only class of shares offered by that fund. If you exchange shares of the Heritage Cash Trust--Municipal Money Market Fund acquired by purchase (rather than exchange) for shares of another Heritage Mutual Fund, you also will be subject to the sales load, if any, that would

                                  Prospectus 16
be applicable to a purchase of that Heritage Mutual Fund. C shares are not eligible for exchange into the Heritage Cash Trust--Municipal Money Market Fund.

     Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such an exchange. For a discussion of limitation of liability of certain entities, see "How to Redeem Shares -- Telephone Request."

     Telephone exchanges can be effected by calling the Manager at (800) 421-4184 or by calling your Representative. In the event that you or your Representative are unable to reach the Manager by telephone, an exchange can be effected by sending a telegram to Heritage Asset Management, Inc. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

     Each Heritage Mutual Fund reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, each Heritage Mutual Fund may terminate this exchange privilege upon 60 days' notice. For further information on this exchange privilege and for a copy of any Heritage Mutual Fund prospectus, contact the Manager or your Representative and see "Exchange Privilege" in the SAI.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

HERITAGE ASSET
MANAGEMENT, INC.
SERVES AS MANAGER FOR
THE TRUST, SUBJECT TO
THE DIRECTION OF THE
BOARD OF TRUSTEES.
     The business and affairs of the Trust are managed by or under the direction of its Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

INVESTMENT ADVISER, FUND ACCOUNTANT, ADMINISTRATOR AND TRANSFER AGENT

     Heritage Asset Management, Inc. is the Trust's investment adviser, fund accountant, administrator and transfer agent. The Manager is responsible for reviewing and establishing investment policies for the Trust as well as administering the Trust's noninvestment affairs. The Manager is a wholly owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. The Manager manages, supervises and conducts the business and administrative affairs of the Trust and other Heritage Mutual Funds with net assets totalling approximately $2.4 billion as of December 31, 1996. The Manager's annual investment advisory and administration fee paid monthly by the Trust to the Manager is 0.75% of the first $100 million of the Trust's average daily net assets and 0.60% on any assets over $100 million of the Trust's average daily net assets. The Trust pays the Manager directly for fund accounting and transfer agent services.

     The Manager voluntarily waives fees or reimburses expenses as explained under "Total Trust Expenses" and reserves the right to discontinue any voluntary waiver of its fees or reimbursements to the Trust in the future. The Manager also may recover advisory fees waived in the previous two years.

                                  Prospectus 17

SUBADVISER

THE MANAGER EMPLOYS
A SUBADVISER FOR
PROVIDING INVESTMENT
ADVICE AND PORTFOLIO
MANAGEMENT SERVICES
TO THE TRUST.
     The Manager has entered into an agreement with Eagle Asset Management, Inc. to provide investment advice and portfolio management services, including placement of brokerage orders, to the Trust. For these services, the Manager pays the Subadviser a fee equal to 50% of the fees payable to the Manager by the Trust without regard to any reduction in fees actually paid to the Manager as a result of voluntary fee waivers by the Manager. The Subadviser is a wholly owned subsidiary of Raymond James Financial, Inc. The Subadviser acts as adviser to the Heritage Series Trust-Eagle International Equity Portfolio. The Subadviser also acts as subadviser to the Heritage Series Trust-Small Cap Stock Fund, the Heritage Series Trust-Growth Equity Fund, the Heritage Series Trust-Value Equity Fund, and the Heritage Capital Appreciation Trust (although no assets currently are allocated to the Subadviser for the latter two funds), and advises private investment accounts with net assets totalling approximately $2.7 billion as of December 31, 1996.

BROKERAGE PRACTICES

     The Subadviser may use the Distributor or other affiliated broker-dealers as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best price and execution. See "Brokerage Practices" in the SAI.

PORTFOLIO MANAGEMENT

     Louis Kirschbaum and David M. Blount serve as co-portfolio managers for the Trust. Mr. Kirschbaum and Mr. Blount are responsible for the day-to-day management of the Trust's investment portfolio, subject to the general oversight of the Manager and the Board of Trustees. Mr. Kirschbaum has been a Senior Vice President and a portfolio manager of the Subadviser since July 1986 and portfolio manager of the Trust since February 1990. David M. Blount has been a Vice President of the Subadviser since September 1993 and a portfolio manager of the Trust since 1996. Mr. Blount was a Senior Associate Investment Analyst in the high yield bond research and portfolio management area of Allstate Life Insurance Company from 1991 to 1993. Mr. Blount is a Chartered Financial Analyst and Certified Public Accountant.

                        SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SEVERAL OPTIONS EXIST
FOR RECEIVING DIVIDENDS
AND OTHER
DISTRIBUTIONS.
     Dividends from net investment income are declared and paid quarterly. The Trust distributes to shareholders substantially all net realized capital gains on portfolio securities after the end of the year in which the gains are realized. Dividends and other distributions on shares held in retirement plans and by shareholders maintaining a Systematic Withdrawal Plan generally are declared and paid in additional Trust shares. Other shareholders may elect to:

       - receive both dividends and other distributions in additional Trust shares;

       - receive dividends in cash and other distributions in additional Trust shares;

       - receive both dividends and other distributions in cash; or

       - receive both dividends and other distributions in cash for investment in another Heritage Mutual Fund.

                                  Prospectus 18

     If you select none of these options, the first option will apply. In any case when you receive a dividend or other distribution in additional Trust shares, your account will be credited with shares valued at their net asset value of the shares determined at the close of regular trading on the Exchange on the day following the record date for the dividend or other distribution. Distribution options can be changed at any time by notifying the Manager in writing.

     Dividends paid by the Trust with respect to its A shares and C shares are calculated in the same manner and at the same time and will be in the same amount relative to the aggregate net asset value of the shares in each class, except that dividends on C shares may be lower than dividends on A shares primarily as a result of the higher distribution fee and class-specific expenses applicable to C shares.

DISTRIBUTION PLANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE TRUST PAYS SERVICE
FEES AND DISTRIBUTION
FEES TO THE DISTRIBUTOR.
     As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A accounts, the Trust may pay the Distributor distribution and service fees of up to 0.25% of the Trust's average daily net assets attributable to A shares. This fee is computed daily and paid monthly.

     As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C accounts, the Trust pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of the Trust's average daily net assets attributable to C shares. This fee is computed daily and paid monthly.

     The above-referenced fees paid to the Distributor are made under Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act. These Plans authorize the Distributor to spend such fees on any activities or expenses intended to result in the sale of A shares and C shares, including compensation (in addition to the sales load) paid to Representatives, advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts; expenses of organizing and conducting sales seminars; printing of prospectuses, statements of additional information and reports for other than existing shareholders; and preparation and distribution of advertising material and sales literature and other sales promotion expenses. The Distributor has entered into dealer agreements with participating dealers and/or banks who also will distribute shares of the Trust.

     If either Plan is terminated, the obligation of the Trust to make payments to the Distributor pursuant to the Plan will cease and the Trust will not be required to make any payment past the date the Plan terminates.

                                  Prospectus 19

TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE TRUST IS NOT
EXPECTED TO HAVE ANY
FEDERAL TAX LIABILITY.
HOWEVER, YOUR TAX
OBLIGATIONS ARE
DETERMINED BY YOUR
PARTICULAR TAX
CIRCUMSTANCES.
     The Trust intends to continue to qualify for treatment as a regulated investment company under the Code. By doing so, the Trust (but not its shareholders) will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. Dividends from the Trust's investment company taxable income are taxable to shareholders as ordinary income, to the extent of the Trust's earnings and profits, whether received in cash or in additional Trust shares. Distributions of the Trust's net capital gain, when designated as such, are taxable to shareholders as long-term capital gains, whether received in cash or in additional Trust shares and regardless of the length of time the shares have been held. No substantial portion of the dividends paid by the Trust is expected to be eligible for the dividends-received deduction allowed to corporations.

WHEN YOU SELL OR
EXCHANGE SHARES IT
GENERALLY IS CONSIDERED
A TAXABLE EVENT TO YOU.
     Dividends and other distributions declared by the Trust in November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Trust and received by the shareholders on December 31 of that year if they are paid by the Trust during the following January. Shareholders receive Federal income tax information regarding dividends and other distributions after the end of each year. The Trust is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Trust with a correct taxpayer identification number. Withholding at that rate also is required for from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. When you sell or exchange shares it generally is considered a taxable event to you.

     The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Trust and its shareholders. See the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are therefore urged to consult your tax adviser.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

YOU MAY VOTE ON
MATTERS SUBMITTED FOR
YOUR APPROVAL. EACH
SHARE YOU OWN ENTITLES
YOU TO ONE VOTE.
     Each share of the Trust gives the shareholder one vote in matters submitted to shareholders for a vote. A shares and C shares of the Trust have equal voting rights, except that, in matters affecting only a particular class, only shares of that class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the other Trustees or shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

                                  Prospectus 20

     No dealer, salesman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                                  Prospectus 21

                     This page is intentionally left blank.

        [Assorted black and white photos of people working and playing.]




                                     [LOGO]





                       STATEMENT OF ADDITIONAL INFORMATION

                          HERITAGE INCOME-GROWTH TRUST

         This Statement of Additional Information ("SAI") dated February 1, 1997, should be read with the Prospectus of the Heritage Income-Growth Trust dated February 1, 1997. This SAI is not a prospectus itself. To receive a copy of the Prospectus, write to Heritage Asset Management, Inc. at the address below or call (800) 421-4184.

                         Heritage Asset Management, Inc.
                              880 Carillon Parkway
                          St. Petersburg, Florida 33716

                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

GENERAL INFORMATION............................................................1
INVESTMENT INFORMATION.........................................................1
         Investment Objective..................................................1
         Investment Policies...................................................1
         Industry Classifications.............................................12
INVESTMENT LIMITATIONS........................................................12
NET ASSET VALUE...............................................................14
PERFORMANCE INFORMATION.......................................................15
INVESTING IN THE TRUST........................................................17
         Systematic Investment Options                                       .17
         Retirement Plans.....................................................18
         Alternative Purchase Plans...........................................19
         Class A Combined Purchase Privilege (Right of
           Accumulation)......................................................19
         Class A Statement of Intention.......................................20
REDEEMING SHARES..............................................................21
         Systematic Withdrawal Plan...........................................21
         Telephone Transactions...............................................22
         Redemptions in Kind..................................................22
         Receiving Payment....................................................23
EXCHANGE PRIVILEGE............................................................23
TAXES.........................................................................24
TRUST INFORMATION.............................................................28
         Management of the Trust..............................................28
         Five Percent Shareholders                                           .30
         Investment Adviser and Administrator; Subadviser.....................31
         Brokerage Practices..................................................32
         Distribution of Shares...............................................34
         Administration of the Trust..........................................36
         Potential Liability                                                 .37
APPENDIX.....................................................................A-1
REPORT OF THE INDEPENDENT ACCOUNTANTS .......................................A-4
FINANCIAL STATEMENTS.........................................................A-5

GENERAL INFORMATION
-------------------

         Heritage Income-Growth Trust (the "Trust") was established as a Massachusetts business trust under a Declaration of Trust dated July 25, 1986. The Trust offers two classes of shares, Class A shares sold subject to a front-end sales load ("A shares") and Class C shares sold subject to a contingent deferred sales load ("CDSL") ("C shares").

INVESTMENT INFORMATION
----------------------

         Investment Objective
         --------------------

         The Trust's investment objective, as described in the Prospectus, is long-term total return by seeking, with approximately equal emphasis, current income and capital appreciation. This objective cannot be changed without shareholder approval.

         Investment Policies
         -------------------

         CONVERTIBLE SECURITIES. The Trust may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Trust's investment subadviser, Eagle Asset Management, Inc. ("Eagle" or the "Subadviser"), will decide whether to invest in convertible securities based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices.

         COVERED CALL OPTIONS. The Trust may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Trust will write covered call options on securities generally when the Subadviser believes that the premium received by the Trust, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security.

         The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs. Thus, if the market price of the underlying security held by the Trust declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Trust. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Trust will be obligated to sell the security at less than its market value. The Trust would lose the ability to participate in an increase in the value of such securities above the exercise price of the call option. The Trust also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.

         EURODOLLAR CERTIFICATES. The Trust may purchase certificates of deposit issued by foreign branches of domestic and foreign banks. Domestic and foreign Eurodollar certificates, such as certificates of deposit and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may affect adversely payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not subject necessarily to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.

         FOREIGN SECURITIES. The Trust may invest in foreign securities and American, European, Global and International Depository Receipts ("ADRs," "EDRs," "GDRs" and "IDRs," respectively); however, such investments may not exceed 20% of the Trust's investment portfolio. Investments in these types of securities involve, among other factors, the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments that could affect such investments. Further, the economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

         ADRs, EDRs, GDRs and IDRs are receipts that represent interests in, or are convertible into, securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers and other forms of depository receipts for securities of foreign issuers. EDRs and IDRs are receipts typically issued by a

European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement.

         It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the United States. Many foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the United States. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States.

         It is the Trust's policy not to invest in foreign securities from countries in which currency or trading restrictions are in force or where, in the judgment of the Subadviser, such restrictions likely are to be imposed. It should be understood, however, that certain currencies may become blocked (I.E., not freely available for transfer from a foreign country), resulting in the possible inability of the Trust to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies into U.S. currency.

         Because investments in foreign companies usually will involve currencies of foreign countries, and because the Trust temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of Trust assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Trust may incur costs in connection with conversions between various currencies. The Trust will conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market. In addition, in order to protect against uncertainty in the level of future exchange rates, the Trust may enter into contracts to purchase or sell foreign currencies at a future date (I.E., a "forward currency contract" or "forward contract").

         FOREIGN CURRENCY FORWARD CONTRACTS. A forward currency contract involves an obligation of the Trust to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         The Trust may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Trust from adverse changes in the relationship between the U.S. dollar and foreign currencies. For example, when the Subadviser anticipates purchasing or selling a security, the Trust may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Trust also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Trust's securities positions denominated in such currency. The Trust also may use forward contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Subadviser anticipates that there will be a correlation between the two currencies.

         The Trust may use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one foreign currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Subadviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first foreign currency with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Trust's exposure to foreign currency exchange rate fluctuations. The Trust also may purchase forward currency contracts to enhance income when the Subadviser anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities.

         A forward currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. When the Trust enters into a forward currency contract, it relies on its counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         Purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will, in fact, be able to close out a forward currency contract at a favorable price prior to maturity.

In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in foreign currency or to maintain cash or liquid assets in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         The Trust may purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

         Successful use of forward currency contracts will depend on the Subadviser's skill in analyzing and predicting currency values. Forward contracts may change substantially the Trust's investment exposure to changes in currency exchange rates, and could result in losses to the Trust if currencies do not perform as the Subadviser anticipates. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Trust or that it will hedge at an appropriate time.

                  FOREIGN CURRENCY STRATEGIES - SPECIAL CONSIDERATIONS. The value of forward currency contracts depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of forward currency contracts, the Trust could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

                  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions when rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

                  Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Trust might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

                  COVER. Transactions using forward currency contracts expose the Trust to an obligation to another party. The Trust will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in currencies or other forward contracts, or (2) cash and liquid assets with a value, marked-to- market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Trust will comply with Securities and Exchange Commission ("SEC") guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or other liquid assets in a segregated account with its custodian in the prescribed amount.

                  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Trust's assets to cover or segregated accounts could impede investment portfolio management or the Trust's ability to meet redemption requests or other current obligations.

         FORWARD COMMITMENTS. The Trust may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Trust holds, and maintains until the settlement date in a segregated account, cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Trust enters into offsetting contracts for the forward sale of other securities it owns. The Trust may invest up to 25% of its total assets in forward commitments. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Trust's other assets. When such purchases are made through dealers, the Trust relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Trust of an advantageous yield or price. Although the Trust generally will enter into forward commitments with the intention of acquiring securities for its investment portfolio, the Trust may dispose of a commitment prior to settlement if the Subadviser deems it appropriate to do so. The Trust may realize short-term profits or losses upon the sale of forward commitments.

         MONEY MARKET INSTRUMENTS. In addition to the investments described in the Prospectus, the Trust also may invest in money market instruments, including the following:

         (1) Instruments such as certificates of deposit, demand and time deposits, savings shares and banker's acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation.

         (2) Commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). For a description of these ratings, see "Commercial Paper Ratings" in the attached Appendix.

         (3) High quality short-term corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Trust's ability to resell when it deems advisable to do so.

         REPURCHASE AGREEMENTS. The Trust may enter into repurchase agreements. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible decline in the market value of the underlying securities and delays and costs to the Trust if the other party to the repurchase agreement becomes bankrupt, the Trust intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Subadviser to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees (the "Board of Trustees" or the "Board"). The period of these repurchase agreements usually will be short, from overnight to one week, and at no time will the Trust invest in repurchase agreements of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Trust always will receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Trust in each agreement, and the Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Trust's custodian bank.

         RESTRICTED AND ILLIQUID SECURITIES. The Trust may invest 10% of its net assets in illiquid securities, including securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days as limited by its investment restrictions. The assets used as cover for over-the-counter ("OTC") call options written by the Trust will be considered illiquid unless the OTC call options are sold to qualified dealers who agree that the Trust may repurchase any OTC call option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         RISK FACTORS OF HIGH-YIELD SECURITIES. The Trust will not invest 35% or more of its assets in convertible securities and nonconvertible corporate debt obligations rated B or higher, but lower than Baa by Moody's, or BBB by S&P or, if unrated, deemed to be of comparable quality by the Subadviser ("below investment grade"), which are commonly referred to as "junk bonds." The prices of lower-rated securities tend to be less sensitive to interest rate changes than higher-rated securities, but more sensitive to adverse economic changes or individual corporate developments. Securities rated below investment grade are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The following supplements the disclosure in the Prospectus.

                  EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. The prices of high-yield securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in market prices and yields of high-yield securities and thus in the Trust's net asset value. A strong economic downturn or a substantial period of rising interest rates could affect severely the market for high-yield securities. In these circumstances, highly leveraged companies might have difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the Trust's net assets value. Further, if the issuer of a security owned by the Trust defaults, the Trust might incur additional expenses to seek recovery.

                  Generally, when interest rates rise, the value of fixed-rate debt obligations, including high-yield securities, tends to decrease; when interest rates fall, the value of fixed-rate debt obligations tends to increase. If an issuer of a high-yield security containing a redemption or call provision exercises either provision in a declining interest rate market, the Trust would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Trust experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which the Trust's expenses could be allocated and in a reduced rate of return for the Trust. While it is impossible to protect entirely against this risk, diversification of the Trust's investment portfolio and the Subadviser's careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Trust's investment portfolio.

                  THE HIGH YIELD SECURITIES MARKET. The market for below-investment grade bonds expanded rapidly in the 1980s, and its growth paralleled a long economic expansion. During that period, the yields on below-investment grade bonds rose dramatically. Such higher yields did not reflect the value of the income stream that holders of such bonds expected, but rather the risk that holders of such bonds could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. In fact, from 1989 to 1991 during a period of economic recession, the percentage of lower-quality bonds that defaulted rose significantly, although the default rate decreased in subsequent years. There can be no assurance that such declines in the below-investment grade market will not reoccur. The market for below- investment grade bonds generally is thinner and less active than that for higher-quality bonds, which may limit the Trust's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, also may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

                  CREDIT RATINGS. The credit ratings issued by credit rating services may not reflect fully the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high-yield securities. Also, credit rating agencies may fail to change timely a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Subadviser considers ratings of recognized rating services such as Moody's and S&P, the Subadviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Subadviser continually monitors the investments in the Trust's investment portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. See the Appendix for a description of corporate debt ratings.

                  LIQUIDITY AND VALUATION. Lower-rated bonds typically are traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as higher-grade bonds. A less active and thinner market for high-yield securities than that available for higher-quality securities may limit the Trust's ability to sell such securities at fair market value in response to changes in the economy or the financial markets. The ability of the Trust to value or sell high-yield securities also will be affected adversely to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable, objective information available and thus the responsibility of the Board to value high-yield, high-risk securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may affect adversely the public's perception of the value, and thus the liquidity of a high-yield security, whether or not such perceptions are based on a fundamental analysis. See "Determination of Net Asset Value."

         SECURITIES LOANS. The Trust may loan investment portfolio securities to qualified broker-dealers. Such loans may be terminated by the Trust at any time and the market risk applicable to any security loaned remains a risk of the Trust. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Trust retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Trust if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Trust also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Trust could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is grater than the collateral. The primary objective of securities lending is to supplement the Trust's income through investment of the cash collateral in short-term interest-bearing obligations.

         SHORT SALES. A short sale involves the sale by the Trust of a security that it may not own. The Trust may not make short sales of securities except "against the box." A short sale "against the box" is a short sale whereby, at the time of the sale, the Trust owns or has the immediate and unconditional right, at no additional cost, to obtain the identical security. Not more than 10% of the Trust's net assets may be held as collateral for such sales at any one time.

         U.S. GOVERNMENT SECURITIES. The Trust may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations backed by the "full faith and credit" of the United States, such as Government National Mortgage Association securities; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

         WARRANTS. The Trust may invest in warrants (other than warrants acquired as part of a unit or attached to securities at the time of purchase), which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant does not change necessarily with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date.

         ZERO COUPON SECURITIES. The Trust may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value.

         Industry Classifications
         ------------------------

         For purposes of determining industry classifications, the Trust relies upon classifications established by Heritage Asset Management, Inc. ("Heritage" or the "Manager") that are based upon classifications contained in the Directory of Companies Filing Annual Reports with the SEC and in the Standard & Poor's Corporation Industry Classifications.


INVESTMENT LIMITATIONS
----------------------

         In addition to the limits disclosed in "Investment Policies" above and the investment limitations described in the Prospectus, the Trust is subject to the following investment limitations that are fundamental policies of the Trust and may not be changed without the vote of a majority of the outstanding voting securities of the Trust. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Trust means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Trust or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

         DIVERSIFICATION. The Trust may not invest more than 5% of its total assets in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities or buy more than 10% of the voting securities or any other class of securities of any issuer.

         INDUSTRY CONCENTRATION. The Trust may not purchase securities if, as a result, more than 25% of its total assets would be invested in any one industry.

         BORROWING MONEY. The Trust may not borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities. The payment of interest on such borrowings will reduce the Trust's net income during the period of such borrowing. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Trust's total assets at the time the borrowing is made. The Trust may not make additional investments when borrowings exceed 5% of the Trust's total assets.

         INVESTING IN COMMODITIES, MINERALS OR REAL ESTATE. The Trust may not invest in commodities, commodity contracts, oil, gas or other mineral programs, or real estate, except that it may (1) purchase securities secured by real estate or issued by companies that invest in or sponsor such interests, (2) write and purchase call options and purchase and sell forward contracts, and (3) engage in transactions in forward commitments.

         UNDERWRITING. The Trust may not underwrite the securities of other issuers, except that the Trust may invest in securities that are not readily marketable without registration under the Securities Exchange Act of 1933 Act, as amended (the "1933 Act"), (restricted securities), if immediately after the making of such investment not more than 5% of the value of the Trust's total assets (taken at cost) would be so invested.

         LOANS. The Trust may not make loans, except to the extent that the purchase of a portion of an issue of publicly distributed or privately placed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans. The Trust also may enter into repurchase agreements and securities loans as permitted under the Trust's investment policies. Privately placed securities typically are either restricted as to resale or may not have readily available market quotations, and therefore may not be as liquid as other securities.

         ISSUING SENIOR SECURITIES. The Trust may not issue senior securities, except as permitted by its investment objective and policies and investment limitations of the Trust and except that the Trust may purchase and sell call options and forward contracts.

         INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST. The Trust may not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Manager or Subadviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

         REPURCHASE AGREEMENTS AND LOANS OF PORTFOLIO SECURITIES. The Trust may not enter into repurchase agreements with respect to more than 25% of its total assets and may not lend portfolio securities amounting to more than 25% of its total assets.

         MARGIN PURCHASES. The Trust may not purchase securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

         RESTRICTED SECURITIES. The Trust may not invest more than 5% of the Trust's total assets (taken at cost) in securities that are not readily marketable without registration under the 1933 Act (restricted securities).

         The Trust has adopted the following additional restrictions that, together with certain limits described in the Trust's Prospectus, are nonfundamental policies and may be changed by the Board of Trustees without shareholder approval in compliance with applicable law, regulation or regulatory policy.

         INVESTING IN INVESTMENT COMPANIES. The Trust may invest in securities issued by other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, the Trust is prohibited from acquiring the securities of another investment company if, as a result of such acquisition, the Trust owns more than 3% of the total voting stock of the company, securities issued by any one investment company represent more than 5% of the Trust's total assets, or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Trust. The Trust's purchase of investment company securities may result in the layering and duplication of expenses such that shareholders indirectly bear a proportionate share of the operating expenses of such companies, including advisory fees.

         ILLIQUID INVESTMENTS. The Trust may not invest more than 10% of its net assets in the aggregate in repurchase agreements of more than seven days' duration, in securities without readily available market quotations, and in restricted securities including privately placed securities.

         Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction. If at any time, the Trust's borrowings exceed its limitations due to a decline in net assets, such borrowings will be promptly reduced to the extent necessary to comply with the limitation.

NET ASSET VALUE
---------------

         The net asset values of A shares and C shares are determined daily, Monday through Friday, except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as of the close of regular trading on the New York Stock Exchange (the "Exchange"). Net asset value for each class is calculated by dividing the value of the total assets of the Trust attributable to that class, less all liabilities (including accrued expenses) attributable to that class, by the number of class shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on the Exchange, or other domestic or foreign stock exchanges, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time or the security is traded in the OTC market, the most recent bid price is used. Securities and other assets for which market quotations are not readily available, or for which market quotes are not deemed to be reliable, are valued at fair value as determined in good faith by the Board of Trustees. Securities in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Trust calculates the daily net asset value of each class. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

         The Trust is open for business on days on which the Exchange is open (each a "Business Day"). Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the Trust's close of business on each Business Day. In addition, European or Far Eastern securities trading may not take place on all Business Days. Furthermore, trading takes place in various foreign capital markets on days that are not Business Days and on which the Trust's net asset value is not calculated. Calculation of A shares and C shares net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Trust calculates net asset value per share, and therefore effects sales and redemptions, as of the close of regular trading on the Exchange each Business Day. If events materially affecting the value of such securities occur between the time when their prices are determined and the time when the Trust's net asset value is calculated, such securities will be valued at fair value by methods as determined in good faith by or under the direction of the Board of Trustees.

         The Board of Trustees may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the Exchange is closed other than for the customary weekend and holiday closings, (2) during which trading on the Exchange is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practical for the Trust fairly to determine the value of its net assets, or (4) for such other periods as the SEC may by order permit for the protection of the holders of A shares and C shares.

PERFORMANCE INFORMATION
-----------------------

         The performance data for each class of the Trust quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes for each class used in the Trust's advertising and promotional materials are calculated according to the following formula:

                                            P(1+T)n = ERV

                  where:  P =   a hypothetical initial payment of $1,000
                          T =   average annual total return
                          n =   number of years
                       ERV   =  ending   redeemable  value  of  a
                                hypothetical  $1,000 payment made at
                                the  1,  5,  10  year   period   (or
                                fractional portion thereof).

         In calculating the ending redeemable value for A shares, the current maximum sales load of 4.75% is deducted from the initial $1,000 payment and all dividends and other distributions by the Trust are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Based on this formula, the total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. The average annualized total returns for A shares using this formula for the one- and five-year periods ended September 30, 1996 and for the period December 15, 1986, (commencement of operations) through September 30, 1996, were 16.41%, 13.35% and 9.66%, respectively. The average annualized total returns for C shares using this formula for the period April 3, 1995 (first offering of C shares) through September 30, 1995, and the one-year period ended September 30, 1996 were 23.65% and 20.37%, respectively.

         In connection with communicating its total return to current or prospective shareholders, the Trust also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, the Trust may from time to time include in advertising and promotional materials total return figures that are not calculated according to the formula set forth above for each class of shares. For example, in comparing the Trust's cumulative total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or with such market indices as the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Stock Price Index, the Trust calculates its cumulative total return for each class for the specified periods of time by assuming an investment of $10,000 in shares of that class and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Trust does not, for these purposes, deduct from the initial value invested any amount representing front-end sales loads charged on A shares or CDSLs charged on C shares.

         The A shares cumulative returns using this formula for the one- and five-year periods ended September 30, 1996 and for the period December 15, 1986, (commencement of operations) through September 30, 1996, were 22.26%, 96.55% and 159.18%, respectively. The C shares cumulative returns using this formula for the period April 3, 1995 (first offering of C shares) to September 30, 1996 and the one-year period ended September 30, 1996 were 37.36% and 21.37%, respectively. By not annualizing the performance and excluding the effect of the front-end sales load, the A shares and the CDSL on C shares, total return calculated in this manner simply will reflect the increase in net asset value per share over a period of time, adjusted for dividends and other distributions. Calculating total return without taking into account the front-end sales load or CDSL results in a higher rate of return than calculating total return net of the sales load.

INVESTING IN THE TRUST
----------------------

         A shares and C shares are sold at their next determined net asset value on Business Days. The procedures for purchasing shares of the Trust are explained in the Prospectus under "Investing in the Trust."

         Systematic Investment Options
         -----------------------------

         1. Systematic Investing -- You may authorize the Manager to process a monthly draft from your personal checking account for investment into the Trust. The draft is returned by your bank the same way a canceled check is returned.

         2. Payroll Direct Deposit -- If your employer participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to the Trust. This will generate a purchase transaction each time you are paid by your employer. Your employer will report to you the amount sent from each paycheck.

         3. Government Direct Deposit -- If you receive a qualifying periodic payment from the U.S. Government or other agency that participates in Direct Deposit, you may have all or a part of each check directed to purchase shares of the Trust. The U.S. Government or agency will report to you all payments made.

         4. Automatic Exchange -- If you own shares of another Heritage mutual fund advised or administered by the Manager ("Heritage Mutual Fund"), you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of the Trust. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

         You may change or terminate any of the above options at any time.

         Retirement Plans
         ----------------

         HERITAGE IRA. Individuals who earn compensation and who have not reached age 70 1/2 before the close of the year generally may establish a Heritage IRA. An individual may make limited contributions to a Heritage IRA through the purchase of shares of the Trust and/or other Heritage Mutual Funds. The Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of IRA contributions to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to $2,000 per year (or $4,000, if such contributions also are made for a nonworking spouse and a joint return is filed). A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact the Manager.

         Trust shares may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

         OTHER RETIREMENT PLANS. Multiple participant payroll deduction retirement plans also may purchase A shares of any Heritage Mutual Fund at a reduced sales load on a monthly basis during the 13-month period following such a plan's initial purchase. The sales load applicable to an initial purchase of A shares will be that normally applicable under the schedule of sales loads set forth in the prospectus to an investment 13 times larger than such initial purchase. The sales load applicable to each succeeding monthly purchase of A shares will be that normally applicable, under such schedule, to an investment equal to the sum of (1) the total purchase previously made during the 13-month period and (2) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13- month period. Sales loads previously paid during such period will not be adjusted retroactively on the basis of later purchases. Multiple participant payroll deduction retirement plans may purchase C shares at any time.

         Alternative Purchase Plans
         --------------------------

         A shares are sold at their next determined net asset value plus a front-end sales load on days the Exchange is open for business. C shares are sold at their next determined net asset value on days the Exchange is open for business, subject to a 1% CDSL if the investor redeems such shares in less than one year. The Manager, as the Trust's transfer agent, will establish an account with the Trust and will transfer funds to State Street Bank and Trust Company (the "Custodian"). Normally, orders will be accepted upon receipt of funds and will be executed at the net asset value determined as of the close of regular trading on the Exchange on that day plus any applicable sales load. See "Alternative Purchase Plans" in the Prospectus. The Trust reserves the right to reject any order for Trust shares. The Trust's distributor, Raymond James & Associates, Inc. ("RJA" or the "Distributor"), has agreed that it will hold the Trust harmless in the event of loss as a result of cancellation of trades in Trust shares by the Distributor, its affiliates or its customers.

         Class A Combined Purchase Privilege (Right of Accumulation)
         -----------------------------------------------------------

         Certain investors may qualify for the Class A sales load reductions indicated in the sales load schedule in the Prospectus by combining purchases of A shares into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing A shares for his or their own account; a single purchase by a trustee or other fiduciary purchasing A shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of A shares or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser. A "purchase" also may include A shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales load.

         The applicable A shares initial sales load will be based on the total of:

         (i)  the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all A shares held by the investor and (b) all A shares of any other Heritage mutual fund advised or administered by the Manager ("Heritage Mutual Fund") held by the investor and purchased at a time when A shares of such other fund were distributed subject to a sales load (including Heritage Cash Trust shares acquired by exchange); and

         (iii) the net asset value of all A shares described in paragraph (ii) owned by another shareholder eligible to combine his purchases with that of the investor into a single "purchase."

         A shares of Heritage Income Trust-Intermediate Government Fund ("Intermediate Government") purchased from February 1, 1992 through July 31, 1992, without payment of an initial sales load will be deemed to fall under the provisions of paragraph (ii) as if they had been distributed without being subject to a sales load, unless those shares were acquired through an exchange of other shares that were subject to a sales load.

         To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Class A Statement Of Intention
         ------------------------------

         Investors also may obtain the reduced sales loads shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in A shares of the Trust or any other Heritage Mutual Fund. Each purchase of A shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement. In addition, if you own Class A shares of any other Heritage Mutual Fund subject to a sales load, you may include those shares in computing the amount necessary to qualify for a sales load reduction.

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales load applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed A shares will be redeemed involuntarily to pay the additional sales load, if necessary. When the full amount indicated has been purchased, the escrow will be released. To the extent an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales load, the sales load will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales load will be used to purchase additional A shares of the Trust, subject to the rate of sales load applicable to the actual amount of the aggregate purchases. An investor may amend his/her Statement of Intention to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales load in effect for the higher amount. The escrow procedures discussed above will apply.

REDEEMING SHARES
----------------

         The methods of redemption are described in the section of the Prospectus entitled "How to Redeem Shares."

         Systematic Withdrawal Plan
         --------------------------

         Shareholders may elect to make systematic withdrawals from a Trust account of a minimum of $50 on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan currently is not available for shares held in an Individual Retirement Account, Section 403(b) annuity plan, defined contribution plan, Simplified Employee Pension Plan or other retirement plans, unless the shareholder establishes to the Manager's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or the Manager.

         Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on the 10th day of each month or the 10th day of the last month of each period, whichever is applicable. Systematic withdrawals of C shares, if made less than one year of the date of purchase, will be charged a CDSL of 1%. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding Business Day, minus any applicable CDSL for C shares. The check for the withdrawal payment usually will be mailed on the next Business Day following redemption. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be reinvested automatically in Trust shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the Manager or the Distributor. The Trust and its transfer agent and Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

         Ordinarily, a shareholder should not purchase additional A shares if maintaining a Systematic Withdrawal Plan of A shares because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. The Trust will not knowingly accept purchase orders from shareholders for additional A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Plan may not make periodic investments under the Trust's Automatic Investment Plan.

         Telephone Transactions
         ----------------------

         Shareholders may redeem shares by placing a telephone request to the Trust. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

         Redemptions In Kind
         -------------------

         The Trust is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Trust's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board of Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Trust determines net asset value. The portfolio instruments will be selected in a manner that the Board of Trustees deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

         Receiving Payment
         -----------------

         If a request for redemption is received by the Trust in good order (as described in the Prospectus) before the close of regular trading on the Exchange, the shares will be redeemed at the net asset value per share determined at such close, minus any applicable CDSL for C shares. Requests for redemption received by the Trust after the close of regular trading on the Exchange will be executed at the net asset value determined as of such close on the next trading day, minus any applicable CDSL for C shares.

         If shares of the Trust are redeemed by a shareholder through the Distributor or a participating dealer, the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSL for C shares. Requests for redemption received after the close of regular trading on the Exchange will be executed on the next trading day. Payment for shares redeemed normally will be made by the Trust to the Distributor or a participating dealer by the third business day after the day the redemption request was made, provided that certificates for shares have been delivered in proper form for transfer to the Trust or, if no certificates have been issued, a written request signed by the shareholder has been provided to the Distributor or a participating dealer prior to settlement date.

         Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of Trust shares can be directed to registered representatives of the Distributor or a participating dealer, or to the Manager.

EXCHANGE PRIVILEGE
------------------

         Shareholders who have held Trust shares for at least 30 days may exchange some or all of their A shares or C shares for corresponding classes of shares of any other Heritage Mutual Fund. All exchanges will be based on the respective net asset values of the Heritage Mutual Funds involved. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below.

         A shares of Intermediate Government purchased from February 1, 1992 through July 31, 1992, without payment of an initial sales load may be exchanged into A shares of the Trust without payment of any sales load. A shares of Intermediate Government purchased after July 31, 1992 without an initial sales load will be subject to a sales load when exchanged into A shares of the Trust, unless those shares were acquired through an exchange of other shares that were subject to an initial sales load.

         Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. For a discussion of limitation of liability of certain entities, see "Telephone Transactions" above.

         Telephone exchanges can be effected by calling the Manager at 800-421-4184 or by calling a registered representative of the Distributor, a participating dealer or participating bank ("Representative"). In the event that a shareholder or his Representative is unable to reach the Manager by telephone, a telephone exchange can be effected by sending a telegram to Heritage Asset Management, Inc. Telephone or telegram requests for an exchange received by the Trust before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

TAXES
-----

         In order to continue to qualify for the favorable tax treatment as a regulated investment company ("RIC") under the Code, the Trust must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Trust must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Trust must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or options, or foreign currencies or forward contracts thereon that are not directly related to the Trust's principal business of investing in securities, that are held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Trust's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Trust's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Trust's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         The Trust will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         A redemption of Trust shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on A shares). An exchange of Trust shares for shares of another Heritage Mutual Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Trust shares through a redemption or exchange within 90 days after purchase thereof and subsequently reacquires A shares of the Trust or acquires A shares of another Heritage Mutual Fund without paying a sales load due to the 90-day reinstatement or exchange privilege. In these cases, any gain on the disposition of the original Trust A shares will be increased, or loss decreased, by the amount of the sales load paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if Trust shares are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other Trust shares (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

         If Trust shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Dividends and interest received by the Trust may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The Trust may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Trust will be subject to Federal income tax on a portion of any "excess distribution" received on stock it holds in a PFIC or of any gain on disposition of the stock
(collectively "PFIC income"), plus interest thereon, even if the Trust distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Trust's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         If the Trust invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Trust would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Trust. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Pursuant to proposed regulations, open-end RICs, such as the Trust, would be entitled to elect to "mark-to-market" their stock in certain PFICs.

"Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of a PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

         The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Trust realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options and forward contracts derived by the Trust with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options, and from foreign currencies and forward contracts thereon that are not directly related to the Trust's principal business of investing in securities, will be subject to the Short-Short Limitation if they are held for less than three months.

         The Trust may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, the Trust must include in its income the OID that accrues on them during the taxable year, even if the Trust receives no corresponding payment on them during the year. Because the Trust annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Trust may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Trust's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Trust may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short- Short
Limitation, any such gains would reduce the Trust's ability to sell other securities, or certain options or forward contracts, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

         Investors are advised to consult their own tax advisers regarding the status of an investment in the Trust under state and local tax laws.

TRUST INFORMATION
-----------------

         Management Of The Trust
         -----------------------

         TRUSTEES AND OFFICERS. Trustees and officers are listed below with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), RJA, the Manager and Eagle.

                                                     Position with                          Principal Occupation
                   Name                                The Trust                           During Past Five Years
                   ----                                ---------                           ----------------------

Thomas A. James*                                        Trustee                          Chairman of the Board since
880 Carillon Parkway                                                                     1986 and Chief Executive
St. Petersburg, FL                                                                       Officer since 1969 of RJF;
33716                                                                                    Chairman of the Board of RJA
                                                                                         since 1986; Chairman of the
                                                                                         Board of Eagle since 1984
                                                                                         and Chief Executive Officer
                                                                                         of Eagle 1994 to 1996.

Richard K. Riess*                                       Trustee                          Chief Executive Officer of
880 Carillon Parkway                                                                     Eagle since 1996, President,
St. Petersburg, FL                                                                       1995 to present, Chief
33716                                                                                    Operating Officer, 1988 to
                                                                                         1996, Executive Vice
                                                                                         President, 1988 to 1993.

Donald W. Burton                                        Trustee                          President of South Atlantic
614 W. Bay Street                                                                        Capital Corporation (venture
Suite 200                                                                                capital) since 1981.
Tampa, FL  33606

C. Andrew Graham                                        Trustee                          Vice President of Financial
Financial Designs,                                                                       Designs Ltd. since 1992;
  Ltd.                                                                                   Executive Vice President of
1775 Sherman Street                                                                      the Madison Group, Inc.,
Suite 1900                                                                               1991 to 1992; Principal of
Denver, CO  80203                                                                        First Denver Financial
                                                                                         Corporation (investment
                                                                                         banking) since 1987.

David M. Phillips                                       Trustee                          Chairman and Chief Executive
World Trade Center                                                                       Officer of CCC Information
  Chicago                                                                                Services, Inc. since 1994
444 Merchandise Mart                                                                     and of InfoVest Corporation
Chicago, IL  60654                                                                       (information services to the
                                                                                         insurance and auto
                                                                                         industries and consumer
                                                                                         households) since 1982.




                                                     Position with                          Principal Occupation
                   Name                                The Trust                           During Past Five Years
                   ----                                ---------                           ----------------------
Eric Stattin                                            Trustee                          Litigation Consultant/Expert
2587 Fairway Village                                                                     Witness and private investor
  Drive                                                                                  since 1988.
Park City, UT   84060

James L. Pappas                                         Trustee                          Lykes Professor of Banking
University of South                                                                      and Finance since 1986 at
  Florida                                                                                University of South Florida;
College of Business                                                                      Dean of College of Business
  Administration                                                                         Administration, 1987 to 1996.
Tampa, FL  33620

Stephen G. Hill                                        President                         Chief Executive Officer and
880 Carillon Parkway                                                                     President of the Manager
St. Petersburg, FL                                                                       since 1989 and Director
33716                                                                                    since 1994; Director of
                                                                                         Eagle since 1995.

Donald H. Glassman                                     Treasurer                         Treasurer of the Manager
880 Carillon Parkway                                                                     since 1989; Treasurer of
St. Petersburg, FL                                                                       Heritage Mutual Funds since
33716                                                                                    1989.

Clifford J. Alexander                                  Secretary                         Partner, Kirkpatrick &
1800 Massachusetts                                                                       Lockhart LLP (law firm).
  Ave., N.W.
Washington, DC  20036

Patricia Schneider                                     Assistant                         Compliance Administrator of
880 Carillon Parkway                                   Secretary                         the Manager.
St. Petersburg, FL
33716

Robert J. Zutz                                         Assistant                         Partner, Kirkpatrick &
1800 Massachusetts                                     Secretary                         Lockhart LLP (law firm).
  Ave., N.W.
Washington, DC  20036



         * These Trustees are "interested persons" as defined in section 2(a)(19) of the 1940 Act.

         The Trustees and officers of the Trust, as a group, own less than 1% of each class of the Trust's shares outstanding. The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

         The Trust currently pays Trustees who are not "interested persons" of the Trust $727 annually and $182 per meeting of the Board of Trustees. Trustees also are reimbursed for any expenses incurred in attending meetings. Because the Manager performs substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of the Manager receives any compensation from the Trust for acting as a director or officer. The following table shows the compensation earned by each Trustee who is not an "interested person of the Trust" for the fiscal year ended September 30, 1996.


                                                COMPENSATION TABLE

                                                                                                                  Total
                                                                                                               Compensation
                                                      Pension or                                               From the Fund
                                 Aggregate            Retirement                                             and the Heritage
                                Compensation       Benefits Accrued                 Estimated                 Family of Funds
        Name of Person,           From the          as Part of the               Annual Benefits                   Paid
            Position               Trust           Trust's Expenses              Upon Retirement                To Trustees
        ------------             -----------       ----------------              ---------------              --------------


Donald W. Burton,                 $1,454                   $0                            $0                  $17,000
Trustee

C. Andrew Graham,                 $1,454                   $0                            $0                  $17,000
Trustee

David M. Phillips,                $1,272                   $0                            $0                  $15,000
Trustee

Eric Stattin,                     $1,454                   $0                            $0                  $17,000
Trustee

James L. Pappas,                  $1,454                   $0                            $0                  $17,000
Trustee

Richard K. Riess,                 $0                       $0                            $0                  $0
Trustee

Thomas A. James,                  $0                       $0                            $0                  $0
Trustee



         Five Percent Shareholders
         -------------------------

         As of December 31, 1996, there were no shareholders who owned of record five percent or more of the Trust's shares.

         Investment Adviser And Administrator; Subadviser
         ------------------------------------------------

         The Trust's investment adviser and administrator, Heritage Asset Management, Inc., was organized as a Florida corporation in 1985. All the capital stock of the Manager is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

         Under an Investment Advisory and Administration Agreement ("Advisory Agreement") dated October 31, 1986, between the Trust and the Manager and subject to the control and direction of the Board of Trustees, the Manager is responsible for reviewing and establishing investment policies for the Trust as well as administering the Trust's noninvestment affairs. Under a Subadvisory Agreement, Eagle, subject to direction by the Manager and the Board of Trustees, provides investment advice and portfolio management services to the Trust for a fee payable by the Manager.

         The Manager also is obligated to furnish the Trust with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of the Trust. The Manager and its affiliates also pay all the compensation of Trustees of the Trust who are employees of the Manager and its affiliates. The Trust pays all its other expenses that are not assumed by the Manager. The Trust also is liable for such nonrecurring expenses as may arise, including litigation to which the Trust may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

         The Advisory Agreement and the Subadvisory Agreement each were approved by the Board of Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or Subadviser, as defined under the 1940
Act) and by the shareholders of the Trust in compliance with the 1940 Act. Each Agreement will continue in force for only so long as its continuance is approved at least annually by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, Subadviser or the Trust, and by (2) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Trust. The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days' written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days' written notice by the Manager to the Trust and the Subadvisory Agreement may be terminated on not less than 60 days' written notice by the Manager or 90 days' written notice by the Subadviser. Under the terms of the Advisory Agreement, the Manager automatically becomes responsible for the obligations of the Subadviser upon termination of the

Subadvisory Agreement. In the event the Manager ceases to be the manager of the Trust or the Distributor ceases to be principal distributor of Trust shares, the right of the Trust to use the identifying name of "Heritage" may be withdrawn.

         The Manager and Subadviser shall not be liable to the Trust or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

         All of the officers of the Trust except for Messrs. Alexander and Zutz are officers or directors of the Manager. These relation- ships are described under "Management of the Trust."

         ADVISORY AND ADMINISTRATION FEE. The annual investment advisory fee paid monthly by the Trust to the Manager is based on the Trust's average daily net assets as listed in the Prospectus.

         The Manager voluntarily has agreed to waive management fees to the extent that total annual operating expenses attributable to A shares exceed
1.60% of the average daily net assets or to the extent that total annual operating expenses attributable to C shares exceed 2.35% of average daily net assets. To the extent that the Manager waives its fees for one class, it will waive its fees for the other class on a proportionate basis. The Manager has entered into an agreement with the Subadviser to provide investment advice and portfolio management services to the Trust for a fee paid by the Manager equal to 50% of the fees payable to the Manager by the Trust, without regard to any reduction in fees actually paid to the Manager as a result of expense limitations. For the fiscal years ended September 30, 1994, 1995 and 1996, the Manager earned approximately $252,000, $242,000 and $294,000, respectively. For the three fiscal years ended September 30, 1994, 1995 and 1996, the Manager paid the Subadviser approximately $126,000, $121,000 and $147,000, respectively.

         CLASS-SPECIFIC EXPENSES. The Trust may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Trust's shares to which those expenses are attributable.

         Brokerage Practices
         -------------------

         The Trust may purchase and sell securities without regard to the length of time the securities have been held. Thus, the turnover rate may vary greatly from year to year or during periods within a year. The Trust's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. The Trust's annualized portfolio turnover rates for the fiscal years ended September 30, 1995 and 1996, were approximately 42% and 75%, respectively.

         The Subadviser is responsible for the execution of the Trust's portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that the Trust necessarily will be paying the lowest commission or spread available. Rather, the Trust also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities, and any risk assumed by the executing broker.

         It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, the Subadviser may give consideration to research, statistical and other services furnished by brokers or dealers. In addition, the Subadviser may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that the Subadviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the Subadviser in connection with services to clients other than the Trust.

         The Trust may use the Distributor as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor will not exceed "usual and customary brokerage commissions." Rule l7e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

         The Subadviser also may select other brokers to execute portfolio transactions. In the over-the-counter market, the Trust generally deals with primary market-makers unless a more favorable execution can otherwise be obtained.

         Aggregate brokerage commissions paid by the Trust for the three fiscal years ended September 30, 1994, 1995 and 1996 amounted to $68,341, $53,748 and $61,278, respectively. Those commissions were paid on
brokerage   transactions   worth   $41,920,076,   $28,057,262  and  $56,150,173,
respectively. Aggregate brokerage commissions paid by the Trust to the Distributor, an affiliated broker-dealer, amounted to $9,741, or 14.25%, $7,852, or 14.6% and $12,370, or 16.80%, respectively, of the aggregate commissions paid. These commissions were paid on aggregate brokerage transactions of
$3,733,597,   or  8.91%,   $1,830,625,   or  6.5%,  and  $2,535,393,   or  4.52%
respectively, of the total aggregate brokerage transactions.

         The Trust may not buy securities from, or sell securities to, the Distributor as principal. However, the Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Trust may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board of Trustees will consider the possibilities of seeking to recapture for the benefit of the Trust expenses of certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.

         Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, the Trust expressly consented to the Distributor executing transactions on an exchange on the Trust's behalf.

         Distribution Of Shares
         ----------------------

         The Distributor and Representatives with whom the Distributor has entered into dealer agreements offer shares of the Trust as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and service payments to Representatives in connection with the sale of C shares (in the case of A shares, Representatives are compensated based on the amount of the initial sales load). Pursuant to its Distribution Agreement with the Trust with respect to A shares and C shares, the Distributor bears the cost of making information about the Trust available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to Representatives for providing personal services to Class A and Class C shareholders and for maintaining shareholder accounts. The Trust pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

         As compensation for the services provided and expenses borne by the Distributor pursuant to the Distribution Agreement with respect to A shares, the Trust pays the Distributor the sales load described in the Prospectus and a distribution and service fee in accordance with the Class A Plan described below. This fee is accrued daily and paid monthly, and currently is equal on an annual basis to .25% of average daily net assets. For the fiscal year ended September 30, 1996, the Distributor received A share distribution and service fees in the amount of $94,590.

         As compensation for the services provided and expenses borne by the Distributor pursuant to the Distribution Agreement with respect to C shares, the Trust pays the Distributor a distribution fee and a shareholder servicing fee in accordance with the Class C Plan described below. The distribution fee is accrued daily and paid monthly, and currently is equal to, on an annual basis, an amount up to .75% of average daily net assets. The service fee is accrued daily and paid monthly, and currently is equal to, on an annual basis, an amount up to .25% of average daily net assets. For the fiscal year ended September 30, 1996, the Distributor received C share service and distribution fees in the amount of $13,604.

         In reporting amounts expended under the Plans to the Board of Trustees, the Distributor will allocate expenses attributable to the sale of A shares and C shares to the applicable class based on the ratio of sales of shares of that class to the sales of all Trust shares. The fees paid by one class of shares will not be used to subsidize the sale of any other class of shares.

         The Trust has adopted a Class A Distribution Plan (the "Class A Plan") which, among other things, permits it to pay the Distributor the above-described fee out of its net assets to finance activity that is intended to result in the sale and retention of A shares. As required by Rule 12b-1 under the 1940 Act, the Class A Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees") after determining that there is a reasonable likelihood that the Trust and its Class A shareholders will benefit from the Class A Plan.

         The Trust also has adopted a Class C Distribution Plan (the "Class C Plan") which, among other things, permits it to pay the Distributor the above-described fee out of its net assets to finance activity that is intended to result in the sale and retention of C shares. The Distributor, on C shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase. The Class C Plan was approved by the Board of Trustees, including a majority of the Independent Trustees after determining that there is a reasonable likelihood that the Trust and its Class C shareholders will benefit from the Class C Plan.

         The Class A Plan and the Class C Plan each may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Trust. The Board of Trustees review quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board of Trustees, including a majority of the Independent Trustees cast in person at a meeting called for such purpose. Any change in a Plan that would materially increase the distribution cost to a class requires approval of that class of shareholders.

         The Distribution Agreement may be terminated at any time on 60 days' written notice without payment of any penalty by either party. The Trust may effect such termination by vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees. For so long as either the Class A Plan or the Class C Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

         The Distribution Agreement and each of the above-referenced Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

         For the three fiscal years ended September 30, 1994, 1995 and 1996, the Distributor received $92,322, $27,055 and $173,493, respectively, as compensation for the sale of A shares, of which it retained $13,334, $3,490 and $8,559, respectively.

         Administration Of The Trust
         ---------------------------

         ADMINISTRATIVE, FUND ACCOUNTING AND TRANSFER AGENT SERVICES. The Manager, subject to the control of the Board of Trustees, will manage, supervise and conduct the administrative and business affairs of the Trust; furnish office space and equipment; oversee the activities of the Subadviser and Custodian; and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. The Manager also will provide certain shareholder servicing activities for customers of the Trust.

         The Manager also is the fund accountant and transfer and dividend disbursing agent for the Trust. The Trust pays the Manager the Manager's cost plus ten percent for its services as fund accountant and transfer and dividend disbursing agent. For the three fiscal years ended September 30, 1994, 1995 and 1996, the Manager earned $29,355, $28,570 and $25,867, respectively, from the
Trust for its services as transfer agent. For the period March 1, 1994 (commencement of the Manager's engagement as fund accountant) to September 30, 1994, and the fiscal years ended September 30, 1995 and 1996, the Manager earned $11,969, $28,932 and $31,011, respectively, from the Trust for its services as fund accountant.

         CUSTODIAN. State Street Bank and Trust Company, P.0. Box 1912, Boston, Massachusetts 02105, serves as custodian of the Trust's assets.

         LEGAL COUNSEL. Kirkpatrick & Lockhart LLP of 1800 Massachusetts Ave., N.W., Washington, D.C. 20036, serves as counsel to the Trust.

         INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 400 North Ashley Street, Suite 2800, Tampa, Florida 33602, are the independent public accountants for the Trust. The Financial Statements and Financial Highlights of the Trust for the fiscal year ended September 30, 1996 that appear in this SAI have been audited by Price Waterhouse LLP, and are included herein in reliance upon the report of said firm of accountants, which is given upon their authority as experts in accounting and auditing. The Financial Highlights for the fiscal years ended prior thereto and the Statement of Changes in Net Assets for the year ended September 30, 1995 were audited by other independent public accountants.

         Potential Liability
         -------------------

         Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument the Trust or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                    APPENDIX


CORPORATE DEBT RATINGS
The rating services' description of corporate bond ratings in which the Trust may invest are:

Description Of Moody's Investor's Service, Inc. Corporate Debt Ratings:
-----------------------------------------------------------------------

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bonding rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description Of Standard & Poor's Corporate Debt Ratings:
--------------------------------------------------------

AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB AND B -- Debt rated "BB" and "B" is regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The "B" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

PLUS (+) OR MINUS (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

COMMERCIAL PAPER RATINGS

The rating services' descriptions of commercial paper ratings in which the Trust may invest are:

Description Of Moody's Investors Service, Inc.:
-----------------------------------------------

PRIME-1. Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability often will be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be affected more by external conditions. Ample alternate liquidity is maintained.

Description Of Standard & Poor's Commercial Paper Ratings:
---------------------------------------------------------

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         The Report of Independent Accountants and Financial Statements are incorporated herein by reference from the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1996, filed with the Securities and Exchange Commission on December 10, 1996, Accession No. 950144-96-008964.